UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

300 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end: July 31,

Date of reporting period: July 31, 2007

ITEM 1. REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

ANNUAL REPORT

JULY 31, 2007

Legg Mason Partners

Core Plus Bond Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Legg Mason Partners

Core Plus Bond Fund

Annual Report  •  July 31, 2007

What’s

Inside

Fund Objective

The Fund seeks maximum total return consisting of capital appreciation and income, consistent with the preservation of capital.

Letter from the Chairman

R. JAY GERKEN, CFA

Chairman, President and

Chief Executive Officer

Dear Shareholder,

The U.S. economy was mixed during the 12-month reporting period ended July 31, 2007. After expanding 2.4% in the second quarter of 2006, U.S. gross domestic product (“GDP”)i increased 1.1% in the third quarter and 2.1% in the fourth quarter of 2006ii. In the first quarter of 2007, GDP growth was a tepid 0.6%, according to the U.S. Commerce Department. This is the lowest growth rate since the fourth quarter of 2002. While consumer spending remained fairly solid, ongoing troubles in the housing market continued to negatively impact the economy. The economy then rebounded, as the preliminary estimate for second quarter 2007 GDP growth was a solid 4.0%, its highest rate since the first quarter of 2006. While consumer spending moderated, this was offset by a sharp increase in business spending and exports.

After increasing the federal funds rateiii to 5.25% in June 2006—the 17th consecutive rate hike—the Federal Reserve Board (“Fed”)iv held rates steady at its last nine meetings. In its statement accompanying the August 2007 meeting, the Fed stated: “Financial markets have been volatile in recent weeks, credit conditions have become tighter for some households and businesses, and the housing correction is ongoing. Nevertheless, the economy seems likely to continue to expand at a moderate pace over coming quarters, supported by solid growth in employment and incomes and a robust global economy.”

During the 12-month reporting period, both short- and long-term Treasury yields experienced periods of volatility. Yields fluctuated early in the period, given mixed economic data and shifting expectations regarding the Fed’s future monetary policy. Then, after falling during the first three months of 2007, yields moved steadily higher over much of the second quarter of the year. This was due, in part, to

Legg Mason Partners Core Plus Bond Fund         I

inflationary fears, a solid job market and mounting expectations that the Fed would not be cutting short-term rates in the foreseeable future. Two-year Treasury yields spiked to 5.10% on June 14th, versus 4.58% when the second quarter began. Ten-year Treasury yields moved up even more dramatically, cresting at 5.26% on June 12th—their highest rate in five years. In contrast, 10-year Treasury yields were 4.65% at the end of March 2007. After their highs in mid June, yields then moved sharply lower, as general economic concerns regarding the subprime mortgage market triggered a “flight to quality”. As of July 31, 2007, yields on two- and 10-year Treasuries were 4.56% and 4.78%, respectively. Looking at the 12-month period as a whole, the overall bond market, as measured by the Lehman Brothers U.S. Aggregate Indexv, returned 5.58%.

The high yield bond market generated positive results over the 12-month period ended July 31, 2007 despite weakness late in the fiscal year. During that time, the Citigroup High Yield Market Indexvi returned 6.83%. With interest rates relatively low, demand for higher yielding bonds, overall, remained solid. The high yield market was further aided by strong corporate profits and low default rates.

Despite periods of weakness, emerging markets debt generated positive results, as the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)vii gained 7.16% during the reporting period. Overall solid demand, an expanding global economy and strong domestic spending supported many emerging market countries.

Since the close of the reporting period, the U.S. fixed-income markets have experienced a period of extreme volatility which has negatively impacted market liquidity conditions. Initially, the concern on the part of market participants was limited to the subprime segment of the mortgage-backed market. However, these concerns have since broadened to include a wide range of financial institutions and markets. As a result, other fixed-income instruments have experienced increased price volatility.

Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s fiscal year and to learn how those conditions have affected Fund performance.

II         Legg Mason Partners Core Plus Bond Fund

Special Shareholder Notices

Effective May 17, 2007, the Fund is managed by a team of portfolio managers, sector specialists and other investment professionals led by S. Kenneth Leech, Stephen A. Walsh, Edward A. Moody, Carl L. Eichstaedt, Mark S. Lindbloom, Detlev Schlichter, Keith J. Gardner and Michael C. Buchanan. Each of these individuals is employed with Western Asset Management Company (“Western Asset”), with the exception of Mr. Schlichter. Mr. Schlichter is employed by Western Asset Management Company Limited (“Western Asset Limited”). Western Asset and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”). The team is responsible for overseeing the day-to- day operations of the Fund.

With a goal of moving the mutual funds formerly advised by Citigroup Asset Management (“CAM”) to a more cohesive and rational operating platform, Legg Mason recommended a number of governance- and investment-related proposals to streamline and restructure the funds. The Boards of Directors/Trustees of the affected funds have carefully considered and approved these proposals and, where required, have obtained shareholder approval. As such, the following changes became effective during the month of April 2007:

•

Funds Redomiciled and Single Form of Organization Adopted: The legacy CAM funds have been redomiciled to a single jurisdiction and a single form of corporate structure has been introduced. Equity funds have been grouped for organizational and governance purposes with other funds in the fund complex that are predominantly equity funds, and fixed-income funds have been grouped with other funds that are predominantly fixed-income funds. Additionally, the funds have adopted a single form of organization as a Maryland business trust, with all funds operating under uniform charter documents.

•	New Boards Elected: New Boards have been elected for the legacy CAM funds. The 10 Boards previously overseeing the funds have been realigned and consolidated into 2 Boards, with the remaining

Legg Mason Partners Core Plus Bond Fund         III

Boards each overseeing a distinct asset class or product type: equity or fixed income.
•

Revised Fundamental Investment Policies Instituted: A uniform set of fundamental investment policies has been instituted for most funds, to the extent appropriate. Please note, however, that each fund will continue to be managed in accordance with its prospectus and statement of additional information, as well as any policies or guidelines that may have been established by the fund’s Board or investment manager.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. Affiliates of the Fund’s manager have, in recent years, received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund is not in a position to predict the outcome of these requests and investigations.

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

President, Chairman and Chief Executive Officer

August 30, 2007

IV         Legg Mason Partners Core Plus Bond Fund

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.
ii	Source: U.S. Department of Commerce Bureau of Economic Analysis, 08/30/07.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

[v]

The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vi	The Citigroup High Yield Market Index is a broad-based unmanaged index of high yield securities.

vii

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds, and local market instruments. Countries covered are Algeria, Argentina, Brazil, Bulgaria, Chile, China, Colombia, Cote d’Ivoire, Croatia, Ecuador, Greece, Hungary, Lebanon, Malaysia, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Russia, South Africa, South Korea, Thailand, Turkey and Venezuela.

Legg Mason Partners Core Plus Bond Fund         V

Fund Overview

Q. What were the overall market conditions during the Fund’s reporting period?

A. Over the preceding twelve months we have seen some significant changes in the market. At the beginning of the period, the economy was experiencing robust growth and the market was focused on inflation and was debating whether or not the Federal Reserve Board (“Fed”)i would need to raise interest rates. By the end of the period the economy seemed to be faltering and market participants were focusing on growth prospects in light of a weakened housing market. Throughout the period, investor expectations seemed to swing from one extreme to the other, but as the period closed, concerns were clearly focused on the risks associated with slower growth and expectations suggested an imminent Fed ease.

These market conditions and concerns arose from the subprime mortgage market. While representing only a small fraction of the fixed income markets, the disruptions in this sector (higher than expected default experience) reverberated throughout all sectors of the fixed-income markets.

Legg Mason Partners Core Plus Bond Fund 2007 Annual Report         1

Performance Review

For the 12 months ended July 31, 2007, Class A shares of Legg Mason Partners Core Plus Bond Fund, excluding sales charges, returned 4.12%. These shares underperformed the Lipper Intermediate Investment Grade Debt Funds Category Average1 which increased 4.76% over the same time frame. The Fund’s unmanaged benchmark, the Lehman Brothers U.S. Aggregate Indexii, returned 5.58% for the same period.

Performance Snapshot as of July 31, 2007 (excluding sales charges) (unaudited)

	6 Months	12 Months
Core Plus Bond Fund — Class A Shares	0.40%	4.12%

Lehman Brothers U.S. Aggregate Index	1.86%	5.58%

Lipper Intermediate Investment Grade Debt Funds Category Average	1.17%	4.76%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/InvestorServices.
Excluding sales charges, Class B shares returned 0.13%, Class C shares returned 0.08%, Class I shares returned 0.09% and Class R shares returned 0.19% over the six months ended July 31, 2007. Excluding sales charges, Class B shares returned 3.56%, Class C shares returned 3.63% and Class I shares returned 3.99% over the 12 months ended July 31, 2007. Performance information for the 12-month period is not provided for Class R as this share class commenced operations on December 28, 2006. All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on Fund distributions.
Performance figures reflect expense reimbursements and/or fee waivers, without which the performance would have been lower.
The 30-Day SEC Yields for Class A, B, C, I and R shares were 4.51%, 4.15%, 4.20%, 5.04% and 4.59%, respectively, for the period ending July 31, 2007. Absent current expense reimbursements and/or fee waivers, the 30-Day SEC Yields for Class A, B, C, I and R shares would have been 4.17%, 3.73%, 3.94%, 4.80% and 4.16%, respectively. The 30-Day SEC Yield is the average annualized net investment income per share for the 30-day period indicated and is subject to change.

Total Annual Operating Expenses (unaudited)
As of the Fund’s most current prospectus dated April 16, 2007, the gross total operating expenses for Class A, Class B, Class C, Class I and Class R shares were 1.14%, 1.70%, 1.64%, 0.78% and 1.43%, respectively. As a result of a contractual expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets will not exceed 1.01% for Class A, 1.57% for Class B, 1.51% for Class C, 0.65% for Class I and 1.30% for Class R until November 30, 2007.

[1]

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended July 31, 2007, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 567 funds for the six-month period and among the 523 funds for the 12-month period in the Fund’s Lipper category, and excluding sales charges.

2         Legg Mason Partners Core Plus Bond Fund 2007 Annual Report

Q. What were the most significant factors affecting Fund performance?

A.  From Money Markets to High Yield, spreads moved significantly wider while the yields on the underlying Treasury securities declined. The impact on the market was reflected as follows: lower interest rates, a steeper yield curveiii and wider spreads (higher yields) relative to U.S. Treasuries. In addition, volatility increased dramatically in both fixed-income and equity sectors.

This ‘flight to quality’ had an adverse impact on performance. As long-term, value investors, our focus is on the higher-yielding sectors: mortgages, investment grade credit and high yield credit. Each of these sectors suffered in the final three months of the fiscal year. These conditions came about as the subprime mortgage sector experienced significantly higher levels of defaults than had been projected. Subprime exposure in the portfolio was not significant and was largely confined to AAA/Aaa rated securities. The ripple effect, however, was significant.

Market fundamentals were essentially unchanged: slower growth, lower inflation. Prices moved in dramatic fashion as liquidity became impaired as leveraged players were forced to sell and banks and securities dealers had to hold on to securities that were intended for sale. These conditions spilled over into the credit markets, as several leveraged buyout transactions failed to attract investor interest.

Investors in the marketplace seem to be raising capital to take advantage of the potential value opportunities that now exist due to lower prices. Assuming new price levels are established and affirmed, we believe that the market will begin to recover.

What were the leading contributors to performance?

A. Given the fluctuating interest rate environment during the reporting period, we used an opportunistic approach in managing the Fund’s durationiv. As such, the Fund’s duration was decreased as rates fell and increased rates rose. This was beneficial for performance over the period.

In addition, the Fund’s exposure to U.S. Treasury Inflation Protected Securities (“TIPS”)v benefited performance as inflation, as measured by the Consumer Price Index (“CPI”)vi increased. This caused the income provided by TIPS to rise during the fiscal year.

What were the leading detractors from performance?

A. A large overweight to mortgage-backed securities detracted from results as volatility in the sector increased sharply in the final few months of the reporting period. This occurred in response to investor risk aversion emanating from the fallout in the subprime mortgage market. In addition, news regarding the housing market continued to be worse than anticipated.

Elsewhere, holding only a small non-U.S. dollar exposure hurt performance as economic growth was more durable in both Europe and the UK. This caused these

Legg Mason Partners Core Plus Bond Fund 2007 Annual Report         3

central banks to remain diligent on the inflation front and to raise interest rates several times during the reporting period. This, in turn, helped both the euro and pound currencies to rise versus the U.S. dollar.

Finally, our exposure to select high yield securities was hit hard in June and July 2007 as investor risk aversion increased. In particular, the spreads on relatively riskier classes spiked in late July as investors scrambled to reduce their risk associated with the troubles in the subprime market.

Q. Were there any significant changes to the Fund during the reporting period?

A. There were no significant changes during the reporting period.

Thank you for your investment in the Legg Mason Partners Core Plus Bond Fund. As always, we appreciate that you have chosen us to manage your assets, and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

August 13, 2007

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: Interest rate increases, causing the prices of fixed income securities to decline, would reduce the value of the Fund’s share price. Investments in high yield securities and in foreign companies and governments, including emerging markets, involve risks beyond those inherent solely in higher-rated and domestic investments. The risks of high yield securities include, but are not limited to, price volatility and the possibility of default in the timely payment of interest and principal. Foreign securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging markets. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

ii

The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

iii	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

iv

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

[v]

Treasury Inflation-Protected Securities (“TIPS”) are inflation-indexed securities issued by the U.S. Treasury in 5-year, 10-year and 20-year maturities. The principal is adjusted to the Consumer Price Index, the commonly used measure of inflation. The coupon rate is constant but generates a different amount of interest when multiplied by the inflation-adjusted principal.

vi	The Consumer Price Index measures the average change in U.S. consumer prices over time in a fixed market basket of goods and services determined by the U.S. Bureau of Labor Statistics.

4         Legg Mason Partners Core Plus Bond Fund 2007 Annual Report

Fund at a Glance (unaudited)

Legg Mason Partners Core Plus Bond Fund 2007 Annual Report         5

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on February 1, 2007 and held for the six months ended July 31, 2007.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

	Actual Total Return Without Sales Charges(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio(3)	Expenses Paid During the Period(4)
Class A	0.40%	$1,000.00	$1,004.00	1.01%	$5.02

Class B	0.13	1,000.00	1,001.30	1.57	7.79

Class C	0.08	1,000.00	1,000.80	1.51	7.49

Class I(5)	0.09	1,000.00	1,000.90	0.65	3.22

Class R	0.19	1,000.00	1,001.90	1.30	6.45

(1)	For the six months ended July 31, 2007.

(2)

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(3)	The expense ratios do not include the non-recurring restructuring and/or reorganization fees.

(4)

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

(5)	As of November 20, 2006, Class Y shares were renamed Class I shares.

6         Legg Mason Partners Core Plus Bond Fund 2007 Annual Report

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio(2)	Expenses Paid During the Period(3)
Class A	5.00%	$1,000.00	$1,019.79	1.01%	$5.06

Class B	5.00	1,000.00	1,017.01	1.57	7.85

Class C	5.00	1,000.00	1,017.31	1.51	7.55

Class I(4)	5.00	1,000.00	1,021.57	0.65	3.26

Class R	5.00	1,000.00	1,018.35	1.30	6.51

(1)	For the six months ended July 31, 2007.

(2)	The expense ratios do not include the non-recurring restructuring and/or reorganization fees.

(3)

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

(4)	As of November 20, 2006, Class Y shares were renamed Class I shares.

Legg Mason Partners Core Plus Bond Fund 2007 Annual Report         7

Fund Performance

Average Annual Total Returns(1) (unaudited)

	Without Sales Charges(2)
	Class A	Class B	Class C	Class I(3)	Class R
Twelve Months Ended 7/31/07	4.12%	3.56%	3.63%	3.99%	N/A

Five Years Ended 7/31/07	2.63	2.06	2.13	2.89	N/A

Ten Years Ended 7/31/07	4.22	3.67	3.74	4.54	N/A

Inception* through 7/31/07	6.91	4.56	4.22	4.88	(0.01)%

	With Sales Charges(4)
	Class A(5)	Class B	Class C	Class I(3)	Class R
Twelve Months Ended 7/31/07	(0.34)%	(0.89)%	2.64%	3.99%	N/A

Five Years Ended 7/31/07	1.75	1.89	2.13	2.89	N/A

Ten Years Ended 7/31/07	3.77	3.67	3.74	4.54	N/A

Inception* through 7/31/07	6.71	4.56	4.22	4.88	(0.01)%

Cumulative Total Returns(1) (unaudited)

Without Sales Charges(2)
Class A (7/31/97 through 7/31/07)	51.24%

Class B (7/31/97 through 7/31/07)	43.35

Class C (7/31/97 through 7/31/07)	44.42

Class I(3) (7/31/97 through 7/31/07)	55.83

Class R (Inception* through 7/31/07)	(0.01)

(1)

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(2)

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable CDSC with respect to Class B and C shares.

(3)	As of November 20, 2006, Class Y shares were renamed Class I shares.

(4)

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 4.25%; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase payment. This CDSC declines by 0.50% the first year after purchase payment and thereafter by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

(5)	Class A shares maximum initial sales charge decreased from 4.50% to 4.25% on November 20, 2006.

*	Inception dates for Class A, B, C, I and R shares are September 4, 1984, November 6, 1992, June 29, 1993, February 7, 1996 and December 28, 2006 respectively.

8         Legg Mason Partners Core Plus Bond Fund 2007 Annual Report

Historical Performance (unaudited)

Value of $10,000 Invested in Class A Shares of the Legg Mason Partners Core Plus Bond Fund vs. Lehman Brothers U.S. Aggregate Index, and Lipper Intermediate Investment Grade Debt Funds Category Average† (July 1997 — July 2007)

†	Hypothetical illustration of $10,000 invested in Class A shares on July 31, 1997, assuming the deduction of the maximum initial sales charge of 4.25% at the time of investment and reinvestment of all distributions, including returns of capital, if any, at net asset value through July 31, 2007. The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage and asset-backed issues, rated investment grade or higher, and having at least one year to maturity. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. The Lipper Intermediate Investment Grade Debt Funds Category Average is a total return performance average of funds tracked by Lipper, Inc. that invest at least 65% of their assets in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of five to ten years. Lipper Inc. is a widely-recognized mutual fund information service. The performance of the Fund’s other classes may be greater or less than the Class A shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

‡	Class A shares maximum initial sales charge decreased from 4.50% to 4.25% on November 20, 2006.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment, will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

Legg Mason Partners Core Plus Bond Fund 2007 Annual Report         9

Schedule of Investments (July 31, 2007)

LEGG MASON PARTNERS CORE PLUS BOND FUND

Face Amount	Security	Value

MORTGAGE-BACKED SECURITIES — 42.7%
FHLMC — 3.6%
	Federal Home Loan Mortgage Corp. (FHLMC):
$778,830	5.233% due 1/1/36 (a)(b)	$775,289
262,700	5.821% due 2/1/37 (a)(b)	263,843
817,843	6.563% due 2/1/37 (a)(b)	832,146
739,691	5.958% due 5/1/37 (a)(b)	744,978
616,932	6.039% due 5/1/37 (a)(b)	621,301
	Gold:
365	5.500% due 5/1/13 (b)	363
1,092,758	6.500% due 9/1/14-1/1/32 (b)	1,117,164
1,776,004	6.000% due 3/1/17 (b)	1,789,455

	Total FHLMC	6,144,539

FNMA — 35.4%
	Federal National Mortgage Association (FNMA):
11,532	6.500% due 2/1/14-6/1/15 (b)	11,792
24,900,000	5.500% due 8/20/22-8/14/37 (c)	24,233,884
5,150,966	6.000% due 6/1/32 (b)	5,134,986
3,716,367	5.000% due 11/1/35 (b)	3,507,204
9,100,000	5.000% due 8/14/37 (c)	8,535,518
12,900,000	6.000% due 8/14/37 (c)	12,781,075
5,600,000	6.500% due 8/14/37 (c)	5,656,874

	Total FNMA	59,861,333

GNMA — 3.7%
	Government National Mortgage Association (GNMA):
5,326	8.500% due 11/15/27 (b)	5,736
5,451,251	6.000% due 7/15/29-2/15/37 (b)	5,445,088
804,304	6.500% due 9/15/36-10/15/36 (b)	818,827

	Total GNMA	6,269,651

	TOTAL MORTGAGE-BACKED SECURITIES (Cost — $72,063,681)	72,275,523

ASSET-BACKED SECURITIES — 10.0%
Home Equity — 10.0%
18,705	Ameriquest Mortgage Securities Inc., Series 2004-R8, Class A5, 5.690% due 9/25/34 (a)(b)	18,710
56,660	Chase Funding Loan Acquisition Trust, Series 2001-AD1, Class 2A1, 5.920% due 11/25/30 (a)(b)	56,680
1,798,929	CIT Group Home Equity Loan Trust, 3.930% due 3/20/32 (b)	1,763,064
1,171,464	Countrywide Asset-Backed Certificates, Series 2007-SD1, Class A1, 5.770% due 2/25/47 (a)(b)(d)	1,167,920
1,058,521	EMC Mortgage Loan Trust, Series 2004-B, Class A1, 5.770% due 1/25/41 (a)(b)(d)	1,058,853

See Notes to Financial Statements.

10         Legg Mason Partners Core Plus Bond Fund 2007 Annual Report

Schedule of Investments (July 31, 2007) (continued)

Face Amount	Security	Value

Home Equity — 10.0% (continued)
	GMAC Mortgage Corp. Loan Trust:
$1,106,080	Series 2004-HE3, Class A2VN, 5.560% due 10/25/34 (a)(b)	$1,106,080
218,062	Series 2004-HE4, Class A1VN, 5.600% due 3/25/35 (a)(b)	218,096
2,616,769	Series 2005-HE3, Class A1VN, 5.580% due 2/25/36 (a)(b)	2,616,769
277,000	Series 2006-HE1, Class A, 5.530% due 11/25/36 (a)(b)	275,832
1,649,116	Lehman XS Trust, Series 2007-8H, Class A1, 5.450% due 6/25/37 (a)(b)	1,649,116
109,127	Option One Mortgage Loan Trust, Series 2003-01, Class A2, 5.740% due 2/25/33 (a)(b)	109,129
205,214	RAAC, Series 2006-RP4, Class A, 5.610% due 1/25/46 (a)(b)(d)	204,203
	Renaissance Home Equity Loan Trust:
46,142	Series 2003-1, Class A, 5.750% due 6/25/33 (a)(b)	46,136
164,217	Series 2003-3, Class A, 5.820% due 12/25/33 (a)(b)	164,299
	SACO I Trust:
200,899	Series 2005-02, Class A, 5.520% due 4/25/35 (a)(b)(d)	199,693
1,616,799	Series 2006-01, Class A, 5.490% due 9/25/36 (a)(b)	1,604,844
4,614,427	Structured Asset Securities Corp., Series 2005-7XS, Class 1A2B, 5.270% due 4/25/35 (b)	4,592,334

	TOTAL ASSET-BACKED SECURITIES (Cost — $16,919,498)	16,851,758

COLLATERALIZED MORTGAGE OBLIGATIONS — 20.0%
201,318	American Home Mortgage Assets, Series 2006-2, Class 2A1, 5.510% due 9/25/46 (a)(b)	201,722
706,305	Banc of America Funding Corp., Series 2004-B, Class 3A2, 4.187% due 12/20/34 (a)(b)	704,982
2,741,636	Bayview Commercial Asset Trust, Series 2006-1A, Class A1, 5.590% due 3/25/36 (a)(b)(d)	2,743,993
	Countrywide Alternative Loan Trust:
183,729	Series 2003-20CB, Class 1A1, 5.500% due 10/25/33 (b)	176,294
3,868,118	Series 2004-14T2, Class A6, 5.500% due 8/25/34 (b)	3,843,722
1,484,906	Series 2006-OA1, Class 2A1, 5.530% due 3/20/46 (a)(b)	1,483,756
1,644,196	Series 2006-OA17, Class 1A1A, 5.515% due 12/20/46 (a)(b)	1,644,225
1,089,380	Series 2007-AL1, Class A1, 5.570% due 6/25/37 (a)(b)	1,091,997
543,940	Federal Home Loan Mortgage Corp. (FHLMC), Series 2687, Class IA, PAC IO, 5.500% due 9/15/22 (b)(e)	4,762
	Greenpoint Mortgage Funding Trust:
1,589,437	Series 2006-AR4, Class A1A, 5.420% due 9/25/46 (a)(b)	1,588,896
1,548,855	Series 2007-AR1, Class 1A1A, 5.400% due 2/25/47 (a)(b)	1,549,547
1,083,495	Series 2007-AR2, Class 1A1, 5.450% due 4/25/47 (a)(b)	1,084,178
1,340,000	Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A4, 5.444% due 3/10/39 (b)	1,290,025
	Harborview Mortgage Loan Trust:
1,412,835	Series 2006-07, Class 2A1A, 5.520% due 10/19/37 (a)(b)	1,414,294
1,539,633	Series 2007-3, Class 2A1A, 5.520% due 5/19/47 (a)(b)	1,539,633
1,089,559	Series 2007-4, Class 2A1, 5.540% due 7/19/47 (a)(b)	1,087,686

See Notes to Financial Statements.

Legg Mason Partners Core Plus Bond Fund 2007 Annual Report         11

Schedule of Investments (July 31, 2007) (continued)

Face Amount	Security	Value

COLLATERALIZED MORTGAGE OBLIGATIONS — 20.0% (continued)
$95,030	IMPAC Secured Assets Corp., Series 2005-1, Class 5A1, 5.590% due 7/25/35 (a)(b)	$95,182
	JPMorgan Chase Commercial Mortgage Securities Corp.:
1,340,000	Series 2007-CB18, Class A4, 5.440% due 6/12/47 (b)	1,287,463
953,994	Series 2007-LDPX, Class A3, 5.420% due 1/15/49 (b)	915,579
1,232,771	MASTR Adjustable Rate Mortgage Trust, Series 2004-6, Class 5A1, 4.668% due 7/25/34 (a)(b)	1,227,459
306,927	MASTR Alternative Loans Trust, Series 2003-7, Class 7A1, PAC, 5.720% due 11/25/33 (a)(b)	307,948
1,601,715	Merrill Lynch Mortgage Investors Inc., Series 2005-A2, Class A4, 4.488% due 2/25/35 (a)(b)	1,580,302
	Merrill Lynch Mortgage Trust:
414,780	Series 2005-CKI1, Class A6, 5.244% due 11/12/37 (a)(b)	400,572
1,043,863	Series 2006-C1, Class A4, 5.659% due 5/12/39 (a)(b)	1,033,307
414,780	Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-6, Class A4, 5.485% due 3/12/51 (a)(b)	399,468
678,165	Nomura Asset Acceptance Corp., Series 2005-AP2, Class A5, 4.976% due 5/25/35 (b)	659,722
	Residential Asset Securitization Trust:
218,675	Series 2004-A02, Class 1A3, PAC, 5.720% due 5/25/34 (a)(b)	219,333
128,588	Series 2004-A4, Class A2, PAC, 5.670% due 8/25/34 (a)(b)	128,597
13,982	Structured Adjustable Rate Mortgage Loan Trust, Series 2004-08, Class 1A1, 7.247% due 7/25/34 (a)(b)	14,081
312,219	Washington Mutual Inc., Series 2005-AR11, Class A1A, 5.640% due 8/25/45 (a)(b)	313,086
	Washington Mutual Mortgage Pass-Through Certificates:
1,566,751	Series 2006-AR11, Class 3A1A, 5.942% due 9/25/46 (a)(b)	1,567,914
690,041	Series 2007-HY4, Class 4A1, 5.518% due 9/25/36 (a)(b)	690,933
1,556,282	Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR4, Class 2A2, 4.523% due 4/25/35 (a)(b)	1,535,204

	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost — $33,916,491)	33,825,862

CORPORATE BONDS & NOTES — 28.7%
Aerospace & Defense — 0.1%
	L-3 Communications Corp., Senior Subordinated Notes:
14,000	7.625% due 6/15/12 (b)	14,140
100,000	6.375% due 10/15/15 (b)	92,500

	Total Aerospace & Defense	106,640

Auto Components — 0.0%
35,000	Keystone Automotive Operations Inc., Senior Subordinated Notes, 9.750% due 11/1/13 (b)	26,425
55,000	Visteon Corp., Senior Notes, 8.250% due 8/1/10 (b)	48,950

	Total Auto Components	75,375

See Notes to Financial Statements.

12         Legg Mason Partners Core Plus Bond Fund 2007 Annual Report

Schedule of Investments (July 31, 2007) (continued)

Face Amount	Security	Value

Automobiles — 0.8%
$442,000	DaimlerChrysler North America Holding Corp., Notes, 4.050% due 6/4/08 (b)	$435,699
	Ford Motor Co.:
	Debentures:
17,000	6.625% due 10/1/28 (b)	11,858
21,000	8.900% due 1/15/32 (b)	17,640
512,000	Notes, 7.450% due 7/16/31 (b)	396,800
	General Motors Corp., Senior Debentures:
563,000	8.250% due 7/15/23 (b)	461,660
31,000	8.375% due 7/15/33 (b)	25,652

	Total Automobiles	1,349,309

Building Products — 0.0%
17,000	Associated Materials Inc., Senior Subordinated Notes, 9.750% due 4/15/12 (b)	17,425

Capital Markets — 2.1%
249,000	Bear Stearns Co. Inc., Subordinated Notes, 5.550% due 1/22/17 (b)	227,952
158,000	Credit Suisse Guernsey Ltd., 5.860% due 5/15/17 (a)(b)	149,134
366,000	Goldman Sachs Group Inc., Notes, 4.500% due 6/15/10 (b)	357,646
120,000	Kaupthing Bank HF, Notes, 5.750% due 10/4/11 (b)(d)	120,487
1,047,000	Lehman Brothers Holdings Inc., Medium-Term Notes, Series H, 4.500% due 7/26/10 (b)	1,009,437
	Morgan Stanley:
422,000	Medium-Term Notes, 5.810% due 10/18/16 (a)(b)	414,126
1,410,000	Subordinated Notes, 4.750% due 4/1/14 (b)	1,323,915

	Total Capital Markets	3,602,697

Chemicals — 0.2%
14,000	Arco Chemical Co., Debentures, 9.800% due 2/1/20 (b)	14,490
8,000	Equistar Chemicals LP, Senior Notes, 10.625% due 5/1/11 (b)	8,400
220,000	FMC Finance III SA, Senior Notes, 6.875% due 7/15/17 (b)(d)	212,850
21,000	Georgia Gulf Corp., Senior Subordinated Notes, 9.500% due 10/15/14 (b)	20,055

	Total Chemicals	255,795

Commercial Banks — 3.3%
	Glitnir Banki HF:
250,000	Notes, 6.330% due 7/28/11 (b)(d)	256,195
373,000	Subordinated Notes, 6.693% due 6/15/16 (a)(b)(d)	386,350
1,200,000	HSBC Finance Capital Trust IX, 5.911% due 11/30/35 (a)(b)	1,158,782
484,000	ICICI Bank Ltd., Subordinated Bonds, 6.375% due 4/30/22 (a)(b)(d)	460,241
546,000	Landsbanki Islands HF, 6.100% due 8/25/11 (b)(d)	556,821
214,000	Resona Preferred Global Securities Cayman Ltd., Bonds, 7.191% due 7/30/15 (a)(b)(d)	216,400
422,000	Russian Agricultural Bank, Loan Participation Notes, 6.299% due 5/15/17 (b)(d)	400,394
301,000	Shinsei Finance Cayman Ltd., Junior Subordinated Bonds, 6.418% due 7/20/16 (a)(b)(d)	289,569
138,000	SunTrust Capital, Trust Preferred Securities, 6.100% due 12/15/36 (a)(b)	122,119
892,000	Wachovia Corp., Subordinated Notes, 5.250% due 8/1/14 (b)	862,858

See Notes to Financial Statements.

Legg Mason Partners Core Plus Bond Fund 2007 Annual Report         13

Schedule of Investments (July 31, 2007) (continued)

Face Amount	Security	Value

Commercial Banks — 3.3% (continued)
$608,000	Wells Fargo & Co., Notes, 5.300% due 8/26/11 (b)	$605,223
387,000	Wells Fargo Capital X, Capital Securities, 5.950% due 12/15/36 (b)	349,847

	Total Commercial Banks	5,664,799

Commercial Services & Supplies — 0.2%
21,000	Allied Waste North America Inc., Senior Notes, 7.875% due 4/15/13 (b)	20,895
353,000	Waste Management Inc., 6.375% due 11/15/12 (b)	364,775

	Total Commercial Services & Supplies	385,670

Consumer Finance — 4.0%
221,000	American Express Co., Subordinated Debentures, 6.800% due 9/1/66 (a)(b)	226,252
	Ford Motor Credit Co.:
1,607,000	Notes, 7.375% due 10/28/09 (b)	1,552,203
608,000	Senior Notes, 5.800% due 1/12/09 (b)	584,063
	General Motors Acceptance Corp.:
76,000	Bonds, 8.000% due 11/1/31 (b)	71,554
83,000	Medium-Term Notes, 4.375% due 12/10/07 (b)	81,907
	Notes:
1,531,000	6.125% due 8/28/07 (b)	1,529,321
59,000	5.125% due 5/9/08 (b)	57,769
17,000	5.625% due 5/15/09 (b)	16,212
31,000	7.250% due 3/2/11 (b)	29,399
1,597,000	6.625% due 5/15/12 (b)	1,462,561
86,000	Senior Notes, 5.850% due 1/14/09 (b)	83,152
145,000	MBNA Corp., Notes, 4.625% due 9/15/08 (b)	143,652
	SLM Corp., Medium-Term Notes:
69,000	5.050% due 11/14/14 (b)	57,756
66,000	5.625% due 8/1/33 (b)	50,404
	Series A:
287,000	5.000% due 10/1/13 (b)	246,362
577,000	5.375% due 5/15/14 (b)	496,114

	Total Consumer Finance	6,688,681

Containers & Packaging — 0.1%
	Graham Packaging Co. Inc.:
55,000	8.500% due 10/15/12 (b)	51,700
31,000	Senior Subordinated Notes, 9.875% due 10/15/14 (b)	29,295
24,000	Graphic Packaging International Corp., Senior Subordinated Notes, 9.500% due 8/15/13 (b)	24,120
21,000	Owens-Brockway Glass Container Inc., Senior Notes, 8.250% due 5/15/13 (b)	21,210
17,000	Owens-Illinois Inc., Debentures, 7.500% due 5/15/10 (b)	16,830

	Total Containers & Packaging	143,155

Diversified Consumer Services — 0.1%
	Service Corp. International, Senior Notes:
24,000	7.625% due 10/1/18 (b)	22,980
73,000	7.500% due 4/1/27 (b)(d)	65,335

	Total Diversified Consumer Services	88,315

See Notes to Financial Statements.

14         Legg Mason Partners Core Plus Bond Fund 2007 Annual Report

Schedule of Investments (July 31, 2007) (continued)

Face Amount	Security	Value

Diversified Financial Services — 3.5%
$280,000	AGFC Capital Trust I, 6.000% due 1/15/67 (a)(b)(d)	$264,575
283,000	Aiful Corp., Notes, 5.000% due 8/10/10 (b)(d)	277,717
970,000	Bank of America Corp., Subordinated Notes, 5.420% due 3/15/17 (b)	925,707
14,000	CCM Merger Inc., Notes, 8.000% due 8/1/13 (b)(d)	13,860
384,000	El Paso Performance-Linked Trust Certificates, Notes, 7.750% due 7/15/11 (b)(d)	396,480
187,000	European Investment Bank, 4.625% due 3/21/12 (b)	183,538
940,000	General Electric Capital Corp., Medium-Term Notes, Series A, 4.125% due 9/1/09 (b)	921,493
112,000	Global Cash Access LLC/Global Cash Finance Corp., Senior Subordinated Notes, 8.750% due 3/15/12 (b)	114,800
110,000	ILFC E-Capital Trust II, Bonds, 6.250% due 12/21/65 (a)(b)(d)	106,179
947,000	JPMorgan Chase & Co., Subordinated Notes, 6.625% due 3/15/12 (b)	990,580
500,000	Merna Reinsurance Ltd., Subordinated Notes, Series B, 7.110% due 7/7/10 (a)(b)(d)	500,625
	Residential Capital Corp.:
90,000	6.459% due 5/22/09 (a)(b)	85,614
30,000	Senior Notes, 6.460% due 4/17/09 (a)(b)	28,904
	Residential Capital LLC:
41,000	6.500% due 6/1/12 (b)	37,230
733,000	Senior Notes, 6.000% due 2/22/11 (b)	676,142
	TNK-BP Finance SA:
304,000	7.500% due 7/18/16 (b)(d)	305,900
100,000	6.625% due 3/20/17 (b)(d)	93,250
21,000	Vanguard Health Holdings Co. I LLC, Senior Discount Notes, step bond to yield 9.793% due 10/1/15 (b)	15,435

	Total Diversified Financial Services	5,938,029

Diversified Telecommunication Services — 2.2%
	Citizens Communications Co.:
35,000	Senior Bonds, 7.125% due 3/15/19 (b)	31,806
52,000	Senior Notes, 7.875% due 1/15/27 (b)	46,020
391,000	Deutsche Telekom International Finance, Senior Notes, 5.750% due 3/23/16 (b)	379,358
35,000	Intelsat Corp., Senior Notes, 9.000% due 8/15/14 (b)	35,394
249,000	Koninklijke KPN NV, Senior Notes, 8.000% due 10/1/10 (b)	267,025
66,000	Level 3 Financing Inc., 9.250% due 11/1/14 (b)	63,360
300,000	NTL Cable PLC, Senior Notes, 9.125% due 8/15/16 (b)	304,500
190,000	Qwest Corp., Senior Notes, 7.500% due 10/1/14 (b)	187,150
989,000	Telecom Italia Capital S.p.A., Notes, 5.250% due 10/1/15 (b)	921,702
41,000	Univision Communications Inc., 9.750% due 3/15/15 (b)(d)(f)	37,515
1,179,000	Verizon Florida Inc., Senior Notes, Series F, 6.125% due 1/15/13 (b)	1,195,160
104,000	Verizon New York Inc., Senior Debentures, Series A, 6.875% due 4/1/12 (b)	108,597
90,000	Windstream Corp., Senior Notes, 8.625% due 8/1/16 (b)	91,575

	Total Diversified Telecommunication Services	3,669,162

See Notes to Financial Statements.

Legg Mason Partners Core Plus Bond Fund 2007 Annual Report         15

Schedule of Investments (July 31, 2007) (continued)

Face Amount	Security	Value

Electric Utilities — 0.9%
	Duke Energy Corp., Senior Notes:
$297,000	4.200% due 10/1/08 (b)	$292,898
221,000	5.625% due 11/30/12 (b)	221,968
436,000	Exelon Corp., Bonds, 5.625% due 6/15/35 (b)	387,601
	FirstEnergy Corp., Notes:
214,000	Series B, 6.450% due 11/15/11 (b)	221,009
252,000	Series C, 7.375% due 11/15/31 (b)	274,760
200,000	Pacific Gas & Electric Co., First Mortgage Bonds, 6.050% due 3/1/34 (b)	194,810

	Total Electric Utilities	1,593,046

Electronic Equipment & Instruments — 0.0%
75,000	NXP BV/NXP Funding LLC, Senior Notes, 9.500% due 10/15/15 (b)	65,250

Energy Equipment & Services — 0.1%
135,000	Complete Production Services Inc., 8.000% due 12/15/16 (b)	130,275
3,000	Southern Natural Gas Co., Senior Notes, 8.000% due 3/1/32 (b)	3,354

	Total Energy Equipment & Services	133,629

Food Products — 0.0%
31,000	Dole Food Co. Inc., Debentures, 8.750% due 7/15/13 (b)	27,745

Health Care Providers & Services — 0.3%
104,000	Community Health Systems Inc., Senior Notes, 8.875% due 7/15/15 (b)(d)	101,530
150,000	DaVita Inc., Senior Notes, 6.625% due 3/15/13 (b)	144,000
	HCA Inc.:
	Senior Notes:
97,000	6.250% due 2/15/13 (b)	80,510
174,000	5.750% due 3/15/14 (b)	134,415
17,000	6.500% due 2/15/16 (b)	13,175
36,000	Senior Secured Notes, 9.625% due 11/15/16 (b)(d)(f)	35,820
28,000	IASIS Healthcare LLC/IASIS Capital Corp., Senior Subordinated Notes, 8.750% due 6/15/14 (b)	27,020
42,000	Tenet Healthcare Corp., Senior Notes, 9.875% due 7/1/14 (b)	37,590

	Total Health Care Providers & Services	574,060

Hotels, Restaurants & Leisure — 0.4%
14,000	Boyd Gaming Corp., Senior Subordinated Notes, 7.750% due 12/15/12 (b)	14,070
277,000	Caesars Entertainment Inc., Senior Subordinated Notes, 8.125% due 5/15/11 (b)	261,765
7,000	Isle of Capri Casinos Inc., Senior Subordinated Notes, 7.000% due 3/1/14 (b)	6,344
31,000	Las Vegas Sands Corp., Senior Notes, 6.375% due 2/15/15 (b)	28,675
	MGM MIRAGE Inc.:
173,000	Notes, 6.750% due 9/1/12 (b)	162,620
38,000	Senior Notes, 7.625% due 1/15/17 (b)	35,530
35,000	Pinnacle Entertainment Inc., Senior Subordinated Notes, 8.750% due 10/1/13 (b)	36,400
	Station Casinos Inc.:
79,000	Senior Notes, 7.750% due 8/15/16 (b)	74,457
35,000	Senior Subordinated Notes, 6.875% due 3/1/16 (b)	29,663

	Total Hotels, Restaurants & Leisure	649,524

See Notes to Financial Statements.

16         Legg Mason Partners Core Plus Bond Fund 2007 Annual Report

Schedule of Investments (July 31, 2007) (continued)

Face Amount	Security	Value

Household Durables — 0.0%
$69,000	Norcraft Cos. LP/Norcraft Finance Corp., Senior Subordinated Notes, 9.000% due 11/1/11 (b)	$69,345

Independent Power Producers & Energy Traders — 0.6%
	AES Corp., Senior Notes:
38,000	8.875% due 2/15/11 (b)	38,760
12,000	7.750% due 3/1/14 (b)	11,730
142,000	Dynegy Holdings Inc., Senior Notes, 7.750% due 6/1/19 (b)(d)	123,540
	Edison Mission Energy, Senior Notes:
187,000	7.200% due 5/15/19 (b)(d)	167,832
41,000	7.625% due 5/15/27 (b)(d)	35,978
	NRG Energy Inc., Senior Notes:
20,000	7.250% due 2/1/14 (b)	19,350
75,000	7.375% due 2/1/16 (b)	72,562
45,000	7.375% due 1/15/17 (b)	43,538
28,000	Oncor Electric Delivery Co., Senior Secured Notes, 6.375% due 1/15/15 (b)	28,372
	TXU Corp., Senior Notes:
159,000	Series P, 5.550% due 11/15/14 (b)	129,060
35,000	Series Q, 6.500% due 11/15/24 (b)	27,580
397,000	Series R, 6.550% due 11/15/34 (b)	307,227

	Total Independent Power Producers & Energy Traders	1,005,529

Industrial Conglomerates — 0.7%
1,090,000	Tyco International Group SA, Notes, 6.000% due 11/15/13 (b)	1,100,339

Insurance — 0.7%
250,000	American International Group Inc., Junior Subordinated Debentures, 6.250% due 3/15/37 (b)	231,028
588,000	MetLife Inc., Junior Subordinated Debentures, 6.400% due 12/15/36 (b)	527,446
401,000	Travelers Cos. Inc., Junior Subordinated Debentures, 6.250% due 3/15/37 (a)(b)	377,523

	Total Insurance	1,135,997

Internet & Catalog Retail — 0.0%
14,000	FTD Inc., Senior Subordinated Notes, 7.750% due 2/15/14 (b)	13,125

IT Services — 0.3%
359,000	Electronic Data Systems Corp., Notes, 7.125% due 10/15/09 (b)	369,988
48,000	SunGard Data Systems Inc., Senior Notes, 9.125% due 8/15/13 (b)	48,480

	Total IT Services	418,468

Media — 2.1%
30,000	CCH I LLC/CCH Capital Corp., Senior Secured Notes, 11.000% due 10/1/15 (b)	30,150
28,000	CCH II LLC/CCH II Capital Corp., Senior Notes, 10.250% due 9/15/10 (b)	28,630
35,000	Chukchansi Economic Development Authority, Senior Notes, 8.000% due 11/15/13 (b)(d)	35,175
318,000	Clear Channel Communications Inc., Senior Notes, 6.250% due 3/15/11 (b)	290,762
69,000	Comcast Cable Communications Inc., Notes, 8.875% due 5/1/17 (b)	81,510
	Comcast Corp., Notes:
539,000	6.500% due 1/15/15 (b)	547,898
55,000	5.875% due 2/15/18 (b)	52,936

See Notes to Financial Statements.

Legg Mason Partners Core Plus Bond Fund 2007 Annual Report         17

Schedule of Investments (July 31, 2007) (continued)

Face Amount	Security	Value

Media — 2.1% (continued)
	CSC Holdings Inc., Senior Notes, Series B:
$17,000	8.125% due 7/15/09 (b)	$17,000
14,000	6.750% due 4/15/12 (b)	12,775
	EchoStar DBS Corp., Senior Notes:
35,000	7.000% due 10/1/13 (b)	33,775
66,000	6.625% due 10/1/14 (b)	61,545
121,000	Idearc Inc., Senior Notes, 8.000% due 11/15/16 (b)	115,253
138,000	Lamar Media Corp., Senior Subordinated Notes, 6.625% due 8/15/15 (b)	126,270
733,000	Liberty Media Corp., Senior Notes, 7.875% due 7/15/09 (b)	766,965
86,000	LIN Television Corp., Series B, 6.500% due 5/15/13 (b)	83,205
864,000	News America Inc., Notes, 5.300% due 12/15/14 (b)	830,077
	R.H. Donnelley Corp.:
	Senior Discount Notes:
17,000	Series A-1, 6.875% due 1/15/13 (b)	15,385
28,000	Series A-2, 6.875% due 1/15/13 (b)	25,340
41,000	Senior Notes, Series A-3, 8.875% due 1/15/16 (b)	40,078
35,000	Rogers Cable Inc., Senior Secured Second Priority Notes, 6.250% due 6/15/13 (b)	35,220
325,000	Time Warner Inc., Senior Notes, 7.625% due 4/15/31 (b)	347,852
48,000	TL Acquisitions Inc., Senior Notes, 10.500% due 1/15/15 (b)(d)	44,400

	Total Media	3,622,201

Metals & Mining — 0.4%
138,000	Freeport-McMoRan Copper & Gold Inc., Senior Notes, 8.375% due 4/1/17 (b)	145,245
76,000	Steel Dynamics Inc., Senior Notes, 6.750% due 4/1/15 (b)(d)	72,580
408,000	Vale Overseas Ltd., Notes, 6.875% due 11/21/36 (b)	398,922

	Total Metals & Mining	616,747

Multi-Utilities — 0.2%
415,000	Dominion Resources Inc., Senior Notes, 5.700% due 9/17/12 (b)	415,388

Oil, Gas & Consumable Fuels — 3.4%
339,000	Anadarko Finance Co., Senior Notes, Series B, 7.500% due 5/1/31 (b)	355,401
124,000	Anadarko Petroleum Corp., Senior Notes, 6.450% due 9/15/36 (b)	120,117
	Chesapeake Energy Corp., Senior Notes:
17,000	6.375% due 6/15/15 (b)	16,044
31,000	6.625% due 1/15/16 (b)	29,373
14,000	6.250% due 1/15/18 (b)	12,705
449,000	ChevronTexaco Capital Co., Notes, 3.500% due 9/17/07 (b)	448,054
	Compagnie Generale de Geophysique SA, Senior Notes:
24,000	7.500% due 5/15/15 (b)	23,520
100,000	7.750% due 5/15/17 (b)	98,000
245,000	ConocoPhillips Holding Co., Senior Notes, 6.950% due 4/15/29 (b)	267,811
	El Paso Corp.:
	Medium-Term Notes:
9,000	7.800% due 8/1/31 (b)	8,737
258,000	7.750% due 1/15/32 (b)	249,037

See Notes to Financial Statements.

18         Legg Mason Partners Core Plus Bond Fund 2007 Annual Report

Schedule of Investments (July 31, 2007) (continued)

Face Amount	Security	Value

Oil, Gas & Consumable Fuels — 3.4% (continued)
$484,000	Senior Subordinated Notes, 7.000% due 6/15/17 (b)	$467,293
28,000	EXCO Resources Inc., Senior Notes, 7.250% due 1/15/11 (b)	27,930
	Gazprom, Loan Participation Notes:
456,000	6.212% due 11/22/16 (b)(d)	433,793
310,000	Senior Notes, 6.510% due 3/7/22 (b)(d)	297,228
249,000	Hess Corp., Notes, 7.300% due 8/15/31 (b)	270,647
424,000	Intergas Finance BV, 6.375% due 5/14/17 (b)(d)	401,740
	Kerr-McGee Corp.:
221,000	6.950% due 7/1/24 (b)	230,055
297,000	Notes, 7.875% due 9/15/31 (b)	339,400
	Kinder Morgan Energy Partners LP:
214,000	6.750% due 3/15/11 (b)	221,676
	Senior Notes:
55,000	6.300% due 2/1/09 (b)	55,558
41,000	6.000% due 2/1/17 (b)	40,117
	OPTI Canada Inc., Senior Secured Notes:
94,000	7.875% due 12/15/14 (b)(d)	92,590
58,000	8.250% due 12/15/14 (b)(d)	58,290
21,000	Peabody Energy Corp., Series B, 6.875% due 3/15/13 (b)	20,528
323,000	Pemex Project Funding Master Trust, Bonds, 6.625% due 6/15/35 (b)	316,534
277,000	Petrobras International Finance Co., Senior Notes, 6.125% due 10/6/16 (b)	265,920
	Pogo Producing Co.:
41,000	Senior Notes, 6.625% due 3/15/15 (b)	41,307
21,000	Senior Subordinated Notes, 6.875% due 10/1/17 (b)	21,210
14,000	SemGroup LP, Senior Notes, 8.750% due 11/15/15 (b)(d)	13,860
48,000	Tennessee Gas Pipeline Co., 7.625% due 4/1/37 (b)	52,758
14,000	Whiting Petroleum Corp., Senior Subordinated Notes, 7.000% due 2/1/14 (b)	13,160
295,000	Williams Cos. Inc., Notes, 8.750% due 3/15/32 (b)	327,450
48,000	XTO Energy Inc., Senior Notes, 7.500% due 4/15/12 (b)	51,625

	Total Oil, Gas & Consumable Fuels	5,689,468

Paper & Forest Products — 0.2%
297,000	Weyerhaeuser Co., Notes, 6.750% due 3/15/12 (b)	304,835

Pharmaceuticals — 0.2%
263,000	Wyeth, 5.950% due 4/1/37 (b)	250,512

Real Estate Investment Trusts (REITs) — 0.0%
	Host Marriott LP, Senior Notes:
45,000	7.125% due 11/1/13 (b)	43,987
17,000	Series O, 6.375% due 3/15/15 (b)	15,980

	Total Real Estate Investment Trusts (REITs)	59,967

Real Estate Management & Development — 0.1%
273,000	Realogy Corp., Senior Subordinated Notes, 12.375% due 4/15/15 (b)(d)	229,320

Road & Rail — 0.0%
41,000	Hertz Corp., Senior Notes, 8.875% due 1/1/14 (b)	41,205

See Notes to Financial Statements.

Legg Mason Partners Core Plus Bond Fund 2007 Annual Report         19

Schedule of Investments (July 31, 2007) (continued)

Face Amount	Security	Value

Textiles, Apparel & Luxury Goods — 0.0%
$41,000	Levi Strauss & Co., Senior Notes, 9.750% due 1/15/15 (b)	$41,615

Thrifts & Mortgage Finance — 0.3%
	Countrywide Financial Corp., Medium-Term Notes:
111,000	5.500% due 1/5/09 (a)(b)	110,382
138,000	Series B, 5.470% due 6/18/08 (a)(b)	137,748
297,000	Countrywide Home Loans Inc., 5.520% due 2/27/08 (a)(b)	296,683

	Total Thrifts & Mortgage Finance	544,813

Tobacco — 0.3%
422,000	Altria Group Inc., Notes, 7.000% due 11/4/13 (b)	451,867

Wireless Telecommunication Services — 0.9%
	Nextel Communications Inc., Senior Notes:
467,000	Series D, 7.375% due 8/1/15 (b)	453,373
242,000	Series E, 6.875% due 10/31/13 (b)	232,529
	Sprint Capital Corp.:
221,000	Notes, 8.750% due 3/15/32 (b)	243,506
498,000	Senior Notes, 8.375% due 3/15/12 (b)	545,932
41,000	Sprint Nextel Corp., 6.000% due 12/1/16 (b)	38,760

	Total Wireless Telecommunication Services	1,514,100

	TOTAL CORPORATE BONDS & NOTES (Cost — $50,264,299)	48,553,147

CONVERTIBLE BOND & NOTE — 0.1%
Diversified Financial Services — 0.1%
66,000	Ford Motor Co., Senior Notes, 4.250% due 12/15/36 (b) (Cost — $66,000)	76,725

SOVEREIGN BONDS — 0.5%
Brazil — 0.1%
171,000	Federative Republic of Brazil, 11.000% due 8/17/40 (b)	221,103

Mexico — 0.3%
432,000	United Mexican States, Medium-Term Notes, Series A, 6.750% due 9/27/34 (b)	455,220

Russia — 0.1%
223,047	Russian Federation, 7.500% due 3/31/30 (b)(d)	244,585

Uruguay — 0.0%
1	Republic of Uruguay, Benchmark Bonds, 7.875% due 1/15/33 (b)(f)	1

	TOTAL SOVEREIGN BONDS (Cost — $928,108)	920,909

U.S. GOVERNMENT & AGENCY OBLIGATIONS — 9.2%
U.S. Government Agencies — 4.7%
691,000	Farmer Mac, Guaranteed Trust, 5.125% due 4/19/17 (b)	678,714
	Federal Home Loan Bank (FHLB):
240,000	5.400% due 1/2/09 (b)	239,976
1,270,000	5.500% due 5/21/09 (b)	1,269,961

See Notes to Financial Statements.

20         Legg Mason Partners Core Plus Bond Fund 2007 Annual Report

Schedule of Investments (July 31, 2007) (continued)

Face Amount	Security	Value

U.S. Government Agencies — 4.7% (continued)
$880,000	Bonds, Series VB15, 5.000% due 12/21/15 (b)	$861,991
475,000	Global Bonds, 5.500% due 7/15/36 (b)	471,245
1,383,000	Federal Home Loan Mortgage Corp. (FHLMC), 6.875% due 9/15/10 (b)	1,457,302
2,074,000	Federal National Mortgage Association (FNMA), 6.000% due 5/15/11 (b)	2,142,037
733,000	Tennessee Valley Authority, 5.980% due 4/1/36 (b)	775,607

	Total U.S. Government Agencies	7,896,833

U.S. Government Obligation — 4.5%
429,000	U.S. Treasury Bonds, 8.875% due 8/15/17 (b)	565,442
	U.S. Treasury Notes:
280,000	4.625% due 10/31/11 (b)	280,460
2,039,000	4.625% due 12/31/11 (b)	2,041,869
2,468,000	4.500% due 4/30/12 (b)	2,457,398
5,570,000	U.S. Treasury Strip Principal (STRIPS), zero coupon bond to yield 5.229% due 11/15/24 (b)	2,328,048

	Total U.S. Government Obligations	7,673,217

	TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost — $15,696,400)	15,570,050

U.S. TREASURY INFLATION PROTECTED SECURITIES — 2.3%
	U.S. Treasury Bonds, Inflation Indexed:
246,167	2.000% due 1/15/26 (b)	229,609
968,071	2.375% due 1/15/27 (b)	958,694
	U.S. Treasury Notes, Inflation Indexed:
98,771	0.875% due 4/15/10 (b)	94,134
101,605	2.375% due 4/15/11 (b)	101,033
2,056,282	2.000% due 1/15/16 (b)	1,982,385
569,314	2.500% due 7/15/16 (b)	571,893

	TOTAL U.S. TREASURY INFLATION PROTECTED SECURITIES (Cost — $4,024,268)	3,937,748

Contracts
PURCHASED OPTIONS — 0.0%
129	Eurodollar Futures, Call @ $94.625, expires 9/17/07 (b)	30,638
260	Euribor Futures, Call @ $95.875, expires 9/17/07	0

	TOTAL PURCHASED OPTIONS (Cost — $27,170)	30,638

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $193,905,915)	192,042,360

See Notes to Financial Statements.

Legg Mason Partners Core Plus Bond Fund 2007 Annual Report         21

Schedule of Investments (July 31, 2007) (continued)

Face Amount	Security	Value

SHORT-TERM INVESTMENTS — 19.3%
U.S. Government Agency — 1.2%
$2,160,000	Federal National Mortgage Association (FNMA), Discount Notes, 5.203% due 3/17/08 (g)(h)	$2,092,193

Repurchase Agreement — 18.1%
30,581,000	Nomura Securities International Inc., tri-party repurchase agreement dated 7/31/07, 5.250% due 8/1/07; Proceeds at maturity — $30,585,460; (Fully collateralized by U.S. government agency obligations, 4.750% due 3/5/12 to 11/17/15; Market value — $31,193,395) (b)	30,581,000

	TOTAL SHORT-TERM INVESTMENTS (Cost — $32,672,163)	32,673,193

	TOTAL INVESTMENTS — 132.8% (Cost — $226,578,078#)	224,715,553
	Liabilities in Excess of Other Assets — (32.8)%	(55,443,192)

	TOTAL NET ASSETS — 100.0%	$169,272,361

(a)	Variable rate security. Interest rate disclosed is that which is in effect at July 31, 2007.

(b)	All or a portion of this security is segregated for open futures contracts, written options, swap contracts and to-be-announced (“TBA”) securities.

(c)	This security is traded on a TBA basis (See Note 1).

(d)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(e)	Illiquid security.

(f)	Payment-in-kind security for which part of the income earned may be paid as additional principal.

(g)	All or a portion of this security is held at the broker as collateral for open futures contracts.

(h)	Rate shown represents yield-to-maturity.

#	Aggregate cost for federal income tax purposes is $226,907,535.

Abbreviations used in this schedule:
IO	— Interest Only
MASTR	— Mortgage Asset Securitization Transactions Inc.
PAC	— Planned Amortization Class
STRIP	— Separate Trading of Registered Interest and Principal

Schedule of Options Written

Contracts	Security	Expiration Date	Strike Price	Value
151	U.S. Treasury 10-Year Notes Futures, Call	8/24/07	$106.00	$207,625
	(Premiums received — $48,073)

See Notes to Financial Statements.

22         Legg Mason Partners Core Plus Bond Fund 2007 Annual Report

Statement of Assets and Liabilities (July 31, 2007)

ASSETS:
Investments, at value (Cost — $195,997,078)	$194,134,553
Repurchase agreement, at value (Cost — $30,581,000)	30,581,000
Cash	1,625
Receivable for securities sold	32,069,021
Interest receivable	1,261,678
Receivable for Fund shares sold	396,779
Receivable from broker — variation margin	148,043
Principal paydown receivable	45,297
Interest receivable for open credit default swap contracts	5,716
Prepaid expenses	32,745

Total Assets	258,676,457

LIABILITIES:
Payable for securities purchased	88,239,040
Payable for Fund shares repurchased	266,326
Credit default swap contracts, at value (premium received $145,253)	261,454
Distributions payable	213,575
Options written, at value (premium received $48,073)	207,625
Investment management fee payable	63,146
Distribution fees payable	45,237
Trustees’ fees payable	27,212
Deferred compensation payable	20,117
Accrued expenses	60,364

Total Liabilities	89,404,096

Total Net Assets	$169,272,361

NET ASSETS:
Par value (Note 6)	$142
Paid-in capital in excess of par value	211,642,320
Overdistributed net investment income	(1,921,080)
Accumulated net realized loss on investments, futures contracts, options written, credit default swap contracts and foreign currency transactions	(38,376,495)
Net unrealized depreciation on investments, futures contracts, options written, credit default swap contracts and foreign currencies	(2,072,526)

Total Net Assets	$169,272,361

Shares Outstanding:
Class A	11,897,279

Class B	777,996

Class C	1,458,300

Class I(1)	3,519

Class R	43,487

Net Asset Value:
Class A (and redemption price)	$11.94

Class B(2)	$11.94

Class C(2)	$11.94

Class I(1) (and redemption price)	$11.88

Class R (and redemption price)	$11.96

Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 4.25%)(3)	$12.47

(1)	As of November 20, 2006, Class Y shares were renamed as Class I shares.

(2)	Redemption price per share is NAV of Class B and Class C shares reduced by a 4.50% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

(3)	Class A shares maximum initial sales charge decreased from 4.50% to 4.25% on November 20, 2006.

See Notes to Financial Statements.

Legg Mason Partners Core Plus Bond Fund 2007 Annual Report         23

Statement of Operations (For the year ended July 31, 2007)

INVESTMENT INCOME:
Interest	$28,980,616

EXPENSES:
Investment management fee (Note 2)	3,293,411
Distribution fees (Notes 2 and 4)	517,287
Legal fees	148,916
Shareholder reports (Note 4)	106,476
Trustees’ fees (Note 12)	89,807
Transfer agent fees (Note 4)	59,748
Restructuring fees (Note 12)	58,420
Registration fees	55,173
Audit and tax	37,526
Insurance	20,920
Custody fees	14,089
Miscellaneous expenses	23,101

Total Expenses	4,424,874
Less: Fee waivers and/or expense reimbursements (Notes 2 and 12)	(292,204)

Net Expenses	4,132,670

Net Investment Income	24,847,946

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS, OPTIONS WRITTEN, CREDIT DEFAULT SWAP CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1 AND 3):
Net Realized Gain (Loss) From:
Investment transactions	971,804
Futures contracts	(2,426,180)
Options written	312,066
Credit default swap contracts	2,166
Foreign currency transactions	(777)

Net Realized Loss	(1,140,921)

Change in Net Unrealized Appreciation/Depreciation From:
Investments	10,969,645
Futures contracts	377,656
Options written	(91,938)
Credit default swap contracts	(116,201)
Foreign currencies	(64)

Change in Net Unrealized Appreciation/Depreciation	11,139,098

Net Gain on Investments, Futures Contracts, Options Written, Swap Contracts and Foreign Currency Transactions	9,998,177

Increase in Net Assets From Operations	$34,846,123

See Notes to Financial Statements.

24         Legg Mason Partners Core Plus Bond Fund 2007 Annual Report

Statements of Changes in Net Assets (For the years ended July 31,)

	2007	2006
OPERATIONS:
Net investment income	$24,847,946	$40,344,123
Net realized loss	(1,140,921)	(18,429,877)
Change in net unrealized appreciation/depreciation	11,139,098	(12,272,512)

Increase in Net Assets From Operations	34,846,123	9,641,734

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 5):
Net investment income	(27,267,828)	(42,843,960)

Decrease in Net Assets From Distributions to Shareholders	(27,267,828)	(42,843,960)

FUND SHARE TRANSACTIONS (NOTE 6):
Net proceeds from sale of shares	73,812,039	264,428,842
Reinvestment of distributions	6,203,935	5,691,762
Cost of shares repurchased	(770,420,868)	(147,845,864)

Increase (Decrease) in Net Assets From Fund Share Transactions	(690,404,894)	122,274,740

Increase (Decrease) in Net Assets	(682,826,599)	89,072,514
NET ASSETS:
Beginning of year	852,098,960	763,026,446

End of year*	$169,272,361	$852,098,960

* Includes undistributed (overdistributed) net investment income of:	$(1,921,080)	$1,464,715

See Notes to Financial Statements.

Legg Mason Partners Core Plus Bond Fund 2007 Annual Report         25

Financial Highlights

For a share of each class of beneficial interest outstanding throughout each year ended July 31:

Class A Shares(1)	2007		2006(2)		2005(2)		2004(2)		2003(2)
Net Asset Value, Beginning of Year	$12.06		$12.49		$12.57		$12.50		$12.87

Income (Loss) From Operations:
Net investment income	0.56		0.51		0.45		0.42		0.37
Net realized and unrealized gain (loss)	(0.06)		(0.39)		(0.05)		0.05		(0.22)

Total Income From Operations	0.50		0.12		0.40		0.47		0.15

Less Distributions From:
Net investment income	(0.62)		(0.55)		(0.48)		(0.40)		(0.45)
Return of capital	—		—		—		—		(0.07)

Total Distributions	(0.62)		(0.55)		(0.48)		(0.40)		(0.52)

Net Asset Value, End of Year	$11.94		$12.06		$12.49		$12.57		$12.50

Total Return(3)	4.12%		0.97%		3.22%		3.77%		1.15%

Net Assets, End of Year (000s)	$142,009		$153,653		$186,585		$215,950		$252,312

Ratios to Average Net Assets:
Gross expenses	1.12	%(4)	1.04%		1.07%		1.04%		1.02%
Net expenses	1.02	(4)(5)(6)	1.02	(5)	1.05	(5)	1.04		1.02
Net investment income	4.58		4.19		3.58		3.34		2.87

Portfolio Turnover Rate	240	%(7)(8)	139	%(7)	169	%(7)	40	%(7)	457%

(1)	Per share amounts have been calculated using the average shares method.

(2)	Represents a share of capital stock outstanding prior to April 16, 2007.

(3)

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(4)

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.09% and 1.00%, respectively (Note 12).

(5)	Reflects fee waivers and/or expense reimbursements.

(6)

As a result of a contractual expense limitation, effective November 30, 2006 through November 30, 2007, the ratio of expense to average net assets, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class A shares will not exceed 1.01%.

(7)

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included the portfolio turnover rate would have been 556%, 458%, 660% and 855% for the years ended July 31, 2007, 2006, 2005 and 2004, respectively.

(8)	Excludes the value of portfolio securities delivered as a result of in–kind redemptions of the Fund’s shares.

See Notes to Financial Statements.

26         Legg Mason Partners Core Plus Bond Fund 2007 Annual Report

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended July 31:

Class B Shares(1)	2007		2006(2)		2005(2)		2004(2)		2003(2)
Net Asset Value, Beginning of Year	$12.06		$12.50		$12.57		$12.51		$12.88

Income (Loss) From Operations:
Net investment income	0.49		0.44		0.38		0.35		0.30
Net realized and unrealized gain (loss)	(0.06)		(0.40)		(0.04)		0.04		(0.21)

Total Income From Operations	0.43		0.04		0.34		0.39		0.09

Less Distributions From:
Net investment income	(0.55)		(0.48)		(0.41)		(0.33)		(0.39)
Return of capital	—		—		—		—		(0.07)

Total Distributions	(0.55)		(0.48)		(0.41)		(0.33)		(0.46)

Net Asset Value, End of Year	$11.94		$12.06		$12.50		$12.57		$12.51

Total Return(3)	3.56%		0.32%		2.73%		3.13%		0.62%

Net Assets, End of Year (000s)	$9,288		$12,406		$18,163		$24,140		$36,266

Ratios to Average Net Assets:
Gross expenses	1.68	%(4)	1.61%		1.64%		1.57%		1.53%
Net expenses	1.57	(4)(5)(6)	1.58	(5)	1.62	(5)	1.57		1.53
Net investment income	4.02		3.60		3.02		2.78		2.35

Portfolio Turnover Rate	240	%(7)(8)	139	%(7)	169	%(7)	40	%(7)	457%

(1)	Per share amounts have been calculated using the average shares method.

(2)	Represents a share of capital stock outstanding prior to April 16, 2007.

(3)

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(4)

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.65% and 1.55%, respectively (Note 12).

(5)	Reflects fee waivers and/or expense reimbursements.

(6)

As a result of a contractual expense limitation, effective November 30, 2006 through November 30, 2007, the ratio of expense to average net assets, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class B shares will not exceed 1.57%.

(7)

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included the portfolio turnover rate would have been 556%, 458%, 660% and 855% for the years ended July 31, 2007, 2006, 2005 and 2004, respectively.

(8)	Excludes the value of portfolio securities delivered as a result of in–kind redemptions of the Fund’s shares.

See Notes to Financial Statements.

Legg Mason Partners Core Plus Bond Fund 2007 Annual Report         27

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended July 31:

Class C Shares(1)	2007		2006(2)		2005(2)		2004(2)		2003(2)
Net Asset Value, Beginning of Year	$12.06		$12.50		$12.57		$12.51		$12.88

Income (Loss) From Operations:
Net investment income	0.49		0.45		0.39		0.35		0.30
Net realized and unrealized gain (loss)	(0.05)		(0.41)		(0.04)		0.04		(0.20)

Total Income From Operations	0.44		0.04		0.35		0.39		0.10

Less Distributions From:
Net investment income	(0.56)		(0.48)		(0.42)		(0.33)		(0.40)
Return of capital	—		—		—		—		(0.07)

Total Distributions	(0.56)		(0.48)		(0.42)		(0.33)		(0.47)

Net Asset Value, End of Year	$11.94		$12.06		$12.50		$12.57		$12.51

Total Return(3)	3.63%		0.38%		2.79%		3.17%		0.71%

Net Assets, End of Year (000s)	$17,413		$5,990		$9,238		$11,233		$20,796

Ratios to Average Net Assets:
Gross expenses	1.60	%(4)	1.54%		1.56%		1.52%		1.50%
Net expenses	1.52	(4)(5)(6)	1.51	(5)	1.54	(5)	1.52		1.50
Net investment income	4.07		3.66		3.09		2.80		2.35

Portfolio Turnover Rate	240	%(7)(8)	139	%(7)	169	%(7)	40	%(7)	457%

(1)	Per share amounts have been calculated using the average shares method.

(2)	Represents a share of capital stock outstanding prior to April 16, 2007.

(3)

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(4)

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.56% and 1.49%, respectively (Note 12).

(5)	Reflects fee waivers and/or expense reimbursements.

(6)

As a result of a contractual expense limitation effective November 30, 2006 through November 30, 2007, the ratio of expense to average net assets, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class C shares will not exceed 1.51%.

(7)

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included the portfolio turnover rate would have been 556%, 458%, 660% and 855% for the years ended July 31, 2007, 2006, 2005 and 2004, respectively.

(8)	Excludes the value of portfolio securities delivered as a result of in–kind redemptions of the Fund’s shares.

See Notes to Financial Statements.

28         Legg Mason Partners Core Plus Bond Fund 2007 Annual Report

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended July 31:

Class I Shares(1)(2)	2007		2006(3)		2005(3)		2004(3)		2003(3)
Net Asset Value, Beginning of Year	$12.06		$12.50		$12.56		$12.50		$12.87

Income (Loss) From Operations:
Net investment income	0.60		0.56		0.49		0.47		0.41
Net realized and unrealized gain (loss)	(0.12)		(0.41)		(0.03)		0.03		(0.21)

Total Income From Operations	0.48		0.15		0.46		0.50		0.20

Less Distributions From:
Net investment income	(0.66)		(0.59)		(0.52)		(0.44)		(0.50)
Return of capital	—		—		—		—		(0.07)

Total Distributions	(0.66)		(0.59)		(0.52)		(0.44)		(0.57)

Net Asset Value, End of Year	$11.88		$12.06		$12.50		$12.56		$12.50

Total Return(4)	3.99%		1.24%		3.74%		4.03%		1.49%

Net Assets, End of Year (000s)	$42		$680,050		$549,040		$179,231		$143,706

Ratios to Average Net Assets:
Gross expenses	0.69	%(5)	0.66%		0.70%		0.71%		0.69%
Net expenses	0.66	(5)(6)(7)	0.66	(6)	0.69	(6)	0.71		0.69
Net investment income	4.92		4.58		3.94		3.72		3.15

Portfolio Turnover Rate	240	%(8)(9)	139	%(8)	169	%(8)	40	%(8)	457%

(1)	Per share amounts have been calculated using the average shares method.

(2)	As of November 20, 2006, Class Y shares were renamed as Class I shares.

(3)	Represents a share of capital stock outstanding prior to April 16, 2007.

(4)

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(5)

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.67% and 0.64%, respectively (Note 12).

(6)	Reflects fee waivers and/or expense reimbursements.

(7)

As a result of a contractual expense limitation, effective November 30, 2006 through November 30, 2007, the ratio of expense to average net assets, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class I shares will not exceed 0.65%.

(8)

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included the portfolio turnover rate would have been 556%, 458%, 660% and 855% for the years ended July 31, 2007, 2006, 2005 and 2004, respectively.

(9)	Excludes the value of portfolio securities delivered as a result of in–kind redemptions of the Fund’s shares.

See Notes to Financial Statements.

Legg Mason Partners Core Plus Bond Fund 2007 Annual Report         29

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:

Class R Shares(1)	2007(2)
Net Asset Value, Beginning of Period	$12.28

Income (Loss) From Operations:
Net investment income	0.29
Net realized and unrealized loss	(0.29)

Total Income From Operations	—

Less Distributions From:
Net investment income	(0.32)

Total Distributions	(0.32)

Net Asset Value, End of Period	$11.96

Total Return(3)	(0.01)%

Net Assets, End of Period (000s)	$520

Ratios to Average Net Assets:
Gross expenses	1.95	%(4)(5)
Net expenses	1.56	(4)(5)(6)(7)
Net investment income	4.59	(5)

Portfolio Turnover Rate	240	%(8)(9)

(1)	Per share amounts have been calculated using the average shares method.

(2)	For the period December 28, 2006 (inception date) to July 31, 2007.

(3)

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

(4)

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.69% and 1.30%, respectively (Note 12).

(5)	Annualized.

(6)	Reflects fee waivers and/or expense reimbursements.

(7)

As a result of a contractual expense limitation, effective November 30, 2006 through November 30, 2007, the ratio of expense to average net assets, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class R shares will not exceed 1.30%.

(8)	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included the portfolio turnover rate would have been 556%.

(9)	Excludes the value of portfolio securities delivered as a result of in–kind redemptions of the Fund’s shares.

See Notes to Financial Statements.

30         Legg Mason Partners Core Plus Bond Fund 2007 Annual Report

Notes to Financial Statements

1.	Organization and Significant Accounting Policies

Legg Mason Partners Core Plus Bond Fund (formerly known as Legg Mason Partners Core Plus Bond Fund, Inc.) (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Prior to April 16, 2007, the Fund was a Maryland corporation, registered under the 1940 Act.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Equity securities for which market quotations are available are valued at the last price or official closing price on the primary market or exchange on which they trade. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these securities at fair value as determined in accordance with the procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Financial Futures Contracts. The Fund may enter into financial futures contracts typically to hedge a portion of the portfolio. Upon entering into a financial futures contract, the Fund is required to deposit cash or securities as initial margin, equal to a certain percentage of the contract amount (initial margin deposit). Additional securities are also segregated up to the current market value of the financial futures contracts. Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying financial instruments. The Fund recognizes an unrealized gain or loss equal to the daily variation margin. When the financial futures contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts.

Legg Mason Partners Core Plus Bond Fund 2007 Annual Report         31

Notes to Financial Statements (continued)

The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying financial instruments. In addition, investing in financial futures contracts involves the risk that the Fund could lose more than the initial margin deposit and subsequent payments required for a futures transaction. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(d) Credit Default Swaps. The Fund may enter into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate issuers or sovereign issuers of an emerging country, on a specified obligation. The Fund may use a CDS to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund has exposure to the sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will pay to the buyer of the protection an amount up to the notional value of the swap, and in certain instances take delivery of the security. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities. These upfront payments are recorded as realized gain or loss on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Fund are recorded as realized gain or loss on the Statement of Operations.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(e) Securities Traded on a To-Be-Announced Basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information is not known, such as the face amount and maturity date and the underlying pool of investments in U.S. government agency mortgage pass-through securities. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days after purchase. Beginning on the date the Fund enters into a TBA

32         Legg Mason Partners Core Plus Bond Fund 2007 Annual Report

Notes to Financial Statements (continued)

transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(f) Mortgage Dollar Rolls. The Fund may enter into dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date. During the roll period, the Fund forgoes interest paid on the securities. The Fund is compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the specified future date. The Fund maintains a segregated account, the dollar value of which is at least equal to its obligations with respect to dollar rolls.

The Fund executes its mortgage dollar rolls entirely in the to-be-announced (“TBA”) market, where the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date.

The risk of entering into a mortgage dollar roll is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(g) Written Options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the Fund realizes a gain from investments equal to the amount of the premium received. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is treated as a realized gain or loss. When a written put option is exercised, the amount of the premium received is added to the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing a call option is that the Fund is exposed to the risk of loss if the market price of the underlying security

Legg Mason Partners Core Plus Bond Fund 2007 Annual Report         33

Notes to Financial Statements (continued)

increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(h) Stripped Securities. The Fund invests in “Stripped Securities,” a term used collectively for stripped fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons or, interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. As is the case with all securities, the market value of Stripped Securities will fluctuate in response to changes in economic conditions, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation increases with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(i) Loan Participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights to set-off against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

(j) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(k) Distributions to Shareholders. Distributions from net investment income on the shares of the Fund are declared each business day to shareholders of record, and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(l) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon

34         Legg Mason Partners Core Plus Bond Fund 2007 Annual Report

Notes to Financial Statements (continued)

prevailing exchange rates at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(m) Credit and Market Risk. The Fund invests in high yield and emerging market instruments that are subject to certain credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

The Fund invests in structured securities collateralized by residential real estate mortgages that are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value of these investments resulting in a lack of correlation between their credit ratings and values.

(n) Class Accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

(o) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute sub-

Legg Mason Partners Core Plus Bond Fund 2007 Annual Report         35

Notes to Financial Statements (continued)

stantially all of its taxable income and net realized gains, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

(p) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Overdistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
(a)	$ 58,420	$ 719,764	$(778,184)
(b)	(1,024,333)	1,024,333	—

(a)	Reclassifications are primarily due to book/tax differences in the treatment of an in-kind distribution of securities and book/tax differences in the treatment of various items.

(b)	Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes, differences between book and tax amortization of premium on fixed income securities, income from mortgage backed securities treated as capital gains for tax purposes and book/tax differences in the treatment of various items.

2.	Investment Management Agreement and Other Transactions with Affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company (“Western Asset”) and Western Asset Management Company Limited (“Western Asset Limited”) are the Fund’s subadvisers. LMPFA, Western Asset and Western Asset Limited are wholly-owned subsidiaries of Legg Mason Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.65% of the Fund’s average daily net assets up to $500 million and 0.60% in excess of $500 million.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadvisers the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Asset Limited a sub-advisory fee of 0.30% on the assets managed by Western Asset Limited.

During the period November 30, 2006 to July 31, 2007, the Fund’s Class A, B, C, I and R shares had contractual expense limitations in place of 1.01%, 1.57%, 1.51%, 0.65% and 1.30% of the average daily net assets of each class, respectively.

During the year ended July 31, 2007, LMPFA waived a portion of its investment management fee in the amount of $190,205. In addition, during the year ended July 31, 2007, the Fund was reimbursed for expenses in the amount of $101,999.

Citigroup Global Markets Inc. (“CGM”) and Legg Mason Investor Services, LLC (“LMIS”) are co-distributors of the Fund. LMIS is a wholly-owned broker-dealer subsidiary of Legg Mason.

There is a maximum initial sales charge of 4.25% for Class A shares. Effective November 20, 2006, the maximum initial sales charge on Class A shares of the Fund decreased from 4.50% to 4.25% for shares purchased on or after that date. There is a contingent deferred sales charge (“CDSC”) of 4.50% on Class B shares, which applies if

36         Legg Mason Partners Core Plus Bond Fund 2007 Annual Report

Notes to Financial Statements (continued)

redemption occurs within one year from purchase payment. This CDSC declines by 0.50% the first year after purchase payment and thereafter 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended July 31, 2007, LMIS and its affiliates received sales charges of approximately $3,000 on sales of the Fund’s Class A shares. In addition, for the year ended July 31, 2007, CDSCs paid to LMIS and its affiliates were approximately:

	Class A		Class B	Class C
CDSCs	$0	*	$17,000	$1,000

*	Amount represents less than $1,000.

The Fund had adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allows non-interested trustees (“Trustees”) to defer the receipt of all or a portion of the trustees’ fees earned until a later date specified by the Trustees. The deferred fees earn a return based on notional investments selected by the Trustees. The balance of the deferred fees payable may change depending upon the investment performance. Any gains or losses incurred in the deferred balances are reported in the Statement of Operations under Trustees’ fees. Under the Plan, deferred fees are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. The Plan was terminated effective January 1, 2007. This change will have no effect on fees previously deferred. As of July 31, 2007, the Fund had accrued $20,117 as deferred compensation payable under the plan.

Certain officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3.	Investments

During the year ended July 31, 2007, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments, mortgage dollar rolls and the value of portfolio securities delivered as a result of redemptions-in-kind) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$108,202,006	$1,412,124,304

Sales	522,974,979	1,828,642,052

Legg Mason Partners Core Plus Bond Fund 2007 Annual Report         37

Notes to Financial Statements (continued)

At July 31, 2007, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$536,269
Gross unrealized depreciation	(2,728,251)

Net unrealized depreciation	$(2,191,982)

At July 31, 2007, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
Eurodollar	8	9/07	$1,898,615	$1,894,500	$(4,115)
Eurodollar	11	12/07	2,611,318	2,609,888	(1,430)
Eurodollar	29	6/08	6,866,983	6,898,013	31,030
Libor	246	6/08	58,859,540	58,745,080	(114,460)
U.S. Treasury 2-Year Notes	16	9/07	3,266,174	3,279,000	12,826
U.S. Treasury 5-Year Notes	77	9/07	8,023,213	8,121,094	97,881
U.S. Treasury 10-Year Notes	61	9/07	6,382,242	6,552,734	170,492

					192,224

Contracts to Sell:
U.S. Treasury Bonds	31	9/07	$3,383,095	$3,411,938	$(28,843)

Net unrealized gain on open futures contracts					$163,381

During the year ended July 31, 2007, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Options written, outstanding July 31, 2006	665	$145,242
Options written	2,486	741,533
Options closed	(2,986)	(835,972)
Options expired	(14)	(2,730)

Options written, outstanding July 31, 2007	151	$48,073

At July 31, 2007, the Fund held TBA securities with a total cost of $51,072,086.

38         Legg Mason Partners Core Plus Bond Fund 2007 Annual Report

Notes to Financial Statements (continued)

At July 31, 2007, the Fund held the following credit default swap contracts:

Swap Counterparty:	Lehman Brothers Inc.
Effective Date:	7/26/07
Referenced Entity:	CDX North America Crossover Index
Notional Amount:	$500,000
Payments received by the Fund:	1.400% quarterly
Payments made by the Fund:	Payment only if credit event occurs
Termination Date:	6/20/12
Unrealized Appreciation	$207

Swap Counterparty:	Lehman Brothers Inc.
Effective Date:	7/10/07
Referenced Entity:	CDX North America Crossover Index
Notional Amount:	$1,600,000
Payments received by the Fund:	1.400% quarterly
Payments made by the Fund:	Payment only if credit event occurs
Termination Date:	6/20/12
Unrealized Depreciation	$(66,890)

Swap Counterparty:	Lehman Brothers Inc.
Effective Date:	7/17/07
Referenced Entity:	CDX North America Crossover Index
Notional Amount:	$1,400,000
Payments received by the Fund:	1.400% quarterly
Payments made by the Fund:	Payment only if credit event occurs
Termination Date:	6/20/12
Unrealized Depreciation	$(49,518)

At July 31, 2007, the Fund had total net unrealized depreciation of $116,201 from credit default swap contracts.

4.	Class Specific Expenses

The Fund has adopted a Rule 12b-1distribution plan and under that plan the Fund pays a service fee with respect to its Class A, B, C and R shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B, C and R shares calculated at the annual rate of 0.50%, 0.45% and 0.25% of the average daily net assets of each class, respectively. Distribution fees are accrued daily and paid monthly.

For the year ended July 31, 2007, class specific expenses were as follows:

	Distribution Fees	Transfer Agent Fees	Shareholder Reports Expenses
Class A	$372,755	$52,688	$86,563
Class B	80,688	4,867	12,652
Class C	63,717	2,075	5,529
Class I*	—	90	1,722
Class R**	127	28	10

Total	$517,287	$59,748	$106,476

*	As of November 20, 2006, Class Y shares were renamed Class I shares.

**	For the period December 28, 2006 (inception date) to July 31, 2007.

Legg Mason Partners Core Plus Bond Fund 2007 Annual Report         39

Notes to Financial Statements (continued)

5.	Distributions to Shareholders by Class

	Year Ended July 31, 2007	Year Ended July 31, 2006
Net Investment Income:
Class A	$7,522,068	$7,431,718
Class B	484,099	575,072
Class C	417,958	289,820
Class I*	18,842,422	34,547,350
Class R**	1,281	—

Total	$27,267,828	$42,843,960

*	As of November 20, 2006, Class Y shares were renamed Class I shares.

**	For the period December 28, 2006 (inception date) to July 31, 2007.

6.	Shares of Beneficial Interest

At July 31, 2007, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses specifically related to the distribution of its shares. Prior to April 16, 2007, the Fund had 500 million shares of capital stock authorized with a par value of $0.001 per share.

Transactions in shares of each class were as follows:

	Year Ended July 31, 2007		Year Ended July 31, 2006
	Shares	Amount	Shares	Amount
Class A
Shares sold	829,746	$10,117,511	304,965	$3,729,299
Shares issued on reinvestment	429,143	5,235,321	421,016	5,139,760
Shares repurchased	(2,106,611)	(25,695,683)	(2,915,984)	(35,749,688)

Net Decrease	(847,722)	$(10,342,851)	(2,190,003)	$(26,880,629)

Class B
Shares sold	91,118	$1,111,853	27,407	$335,356
Shares issued on reinvestment	26,407	322,334	30,999	378,790
Shares repurchased	(368,158)	(4,499,680)	(483,053)	(5,919,340)

Net Decrease	(250,633)	$(3,065,493)	(424,647)	$(5,205,194)

Class C
Shares sold	1,082,004	$13,152,821	21,952	$270,036
Shares issued on reinvestment	23,009	279,512	14,163	173,212
Shares repurchased	(143,284)	(1,742,431)	(278,730)	(3,419,761)

Net Increase (Decrease)	961,729	$11,689,902	(242,615)	$(2,976,513)

Class I*
Shares sold	3,945,093	$48,910,767	20,898,482	$260,094,151
Shares issued on reinvestment	30,533	365,483	—	—
Shares repurchased	(60,361,910)	(738,483,074)	(8,446,476)	(102,757,075)

Net Increase (Decrease)	(56,386,284)	$(689,206,824)	12,452,006	$157,337,076

40         Legg Mason Partners Core Plus Bond Fund 2007 Annual Report

Notes to Financial Statements (continued)

	Year Ended July 31, 2007		Year Ended July 31, 2006
	Shares	Amount	Shares	Amount
Class R**
Shares sold	43,380	$519,087	—	—
Shares issued on reinvestment	107	1,285	—	—

Net Increase	43,487	$520,372	—	—

*	As of November 20, 2006, Class Y shares were renamed Class I shares.

**	For the period December 28, 2006 (inception date) to July 31, 2007.

7.	Redemptions In-Kind

The Fund may make payment for Fund shares redeemed wholly or in part by a pro rata distribution of portfolio securities to the shareholders. If a redemption is paid in portfolio securities, such securities will be valued in accordance with the Fund’s investment valuation procedures as described in Note 1. For the year ended July 31, 2007, the Fund had redemptions-in-kind with total proceeds in the amount of $60,422,663. The net realized loss on these redemptions-in-kind amounted to $717,895, which will not be realized for tax purposes.

8.	Income Tax Information and Distributions to Shareholders

Subsequent to the fiscal year end, the Fund made the following distributions:

Record Date Payable Date	Class A	Class B	Class C	Class I	Class R
Daily 08/31/2007	$0.059009	$0.052756	$0.053417	$0.057313	$0.050877

The tax character of distributions paid during the fiscal years ended July 31, was as follows:

	2007	2006
Distributions Paid From:
Ordinary income	$27,267,828	$42,843,960

Legg Mason Partners Core Plus Bond Fund 2007 Annual Report         41

Notes to Financial Statements (continued)

As of July 31, 2007, the components of accumulated earnings on a tax basis were as follows:

Capital loss carryforward*	$(35,614,315)
Other book/tax temporary differences(a)	(4,353,803)
Unrealized appreciation/(depreciation)(b)	(2,401,983)

Total Accumulated Earnings/(Losses) — Net	$(42,370,101)

*	As of July 31, 2007, the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
7/31/2008	$(13,713,825)
7/31/2009	(940,878)
7/31/2011	(717,985)
7/31/2012	(1,414,288)
7/31/2013	(262,688)
7/31/2015	(18,564,651)

$(35,614,315)

These amounts will be available to offset any future taxable capital gains.

(a)

Other book/tax temporary differences are attributable primarily to the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains on certain futures contracts, the deferral of post-October currency and capital losses for tax purposes, the realization for tax purposes of unrealized losses on credit default swaps and differences in the book/tax treatment of various items.

(b)

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premiums on fixed income securities.

9.	Regulatory Matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management, LLC (“SBFM”), a wholly-owned subsidiary of Legg Mason and the then-investment adviser or manager to the Fund, and CGM, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the Fund (the “Affected Funds”).

The SEC order found that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order found that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also found that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the sugges-

42         Legg Mason Partners Core Plus Bond Fund 2007 Annual Report

Notes to Financial Statements (continued)

tion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ Boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the manager does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

10.	Legal Matters

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described in Note 9. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the advisor for the Smith Barney family of funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

On October 5, 2005, a motion to consolidate the five actions and any subsequently filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

As of the date of this report, the Fund’s manager believes that resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of

Legg Mason Partners Core Plus Bond Fund 2007 Annual Report         43

Notes to Financial Statements (continued)

the Fund or the ability of the Fund’s manager and its affiliates to continue to render services to the Fund under their respective contracts.

*    *    *

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested (including the Fund) and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to repeal as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against CAM, SBAM, SBFM and CGM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint. The Defendants have filed a motion to dismiss the Second Amended Complaint. It is uncertain when the court will decide the motion. No assurances can be given as to the outcome of this matter.

44         Legg Mason Partners Core Plus Bond Fund 2007 Annual Report

Notes to Financial Statements (continued)

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

11.	Other Matters

On September 16, 2005, the staff of the SEC informed SBFM and SBAM that the staff is considering recommending that the SEC institute administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the 1940 Act (and related Rule 19a-1). The notification is a result of an industry wide inspection by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the 1940 Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.

Although there can be no assurance, the Fund’s manager believes that this matter is not likely to have a material adverse effect on the Fund.

12.	Special Shareholder Meeting and Reorganization

Shareholders of the Fund approved a number of initiatives designed to streamline and restructure the fund complex. These matters were implemented in early 2007. As noted in the proxy materials, Legg Mason paid for a portion of the costs related to these initiatives. The portions of the costs borne by the Fund were recognized in the period during which the expense was incurred. Such expenses relate to obtaining shareholder votes for proposals presented in the proxy, the election of board members, retirement of board members, as well as printing, mailing, and soliciting proxies. The portions of these costs borne by the Fund and reflected in the Statement of Operations are deemed extraordinary and, therefore, not subject to expense limitation agreements, if applicable.

13.	Recent Accounting Pronouncements

During June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation 48 (“FIN 48” or the “Interpretation”), Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement 109. FIN 48 supplements FASB Statement 109, Accounting for Income Taxes, by defining the confidence level that a tax position must meet in order to be recognized in the financial statements. FIN 48 prescribes a comprehensive model for how a fund should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the fund has taken or expects to take on a tax return. FIN 48 requires that the tax effects of a position be recognized only if it is “more likely than not” to be sustained based solely on its technical merits. Management must be able to conclude that the tax law, regulations, case law, and other objective information regarding the technical merits sufficiently support the position’s sustainability with a likelihood of more than 50 percent. FIN 48 is effective for fiscal periods beginning

Legg Mason Partners Core Plus Bond Fund 2007 Annual Report         45

Notes to Financial Statements (continued)

after December 15, 2006, which for this Fund was August 1, 2007. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not to be sustained as of the adoption date. Management of the Fund has determined that adopting FIN 48 will not have a material impact on the Fund’s financial statements.

*    *    *

On September 20, 2006, FASB released Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

14.	Shareholder Information

On July 24, 2007, NYSE Regulation, Inc. (“NYSE Regulation”) and the New Jersey Bureau of Securities (“NJBS”) announced they had censured and fined CGM for failing to supervise trading of mutual fund shares and variable annuity mutual fund sub-accounts, failing to prevent deceptive market timing by certain brokers on behalf of hedge-fund customers, and failing to maintain adequate books and records during the period from January 2000 to September 2003. Under the settlement with NYSE Regulation and NJBS, CGM agreed to pay a total of $50 million in disgorgement and penalties and neither admitted nor denied guilt. CGM is a distributor of the Fund. The Fund’s investment manager believes that this settlement will not have any effect on the financial position or results of operations of the Fund. The investment manager has been informed by CGM that the settlement will not affect the ability of CGM to continue to render services to the Fund under its contract.

46         Legg Mason Partners Core Plus Bond Fund 2007 Annual Report

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders

Legg Mason Partners Income Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Legg Mason Partners Core Plus Bond Fund (formerly Legg Mason Partners Core Plus Bond Fund, Inc.), a series of Legg Mason Partners Income Trust as of July 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Partners Core Plus Bond Fund as of July 31, 2007, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

September 25, 2007

Legg Mason Partners Core Plus Bond Fund 2007 Annual Report         47

Additional Information (unaudited)

Information about Trustees and Officers

The business and affairs of Legg Mason Partners Core Plus Bond Fund are managed under the direction of the Board of Trustees. Information pertaining to the Trustees and Officers of the Trust is set forth below. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling Legg Mason Partners Shareholder Services at 1-800-451-2010.

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
Non-Interested Trustees:
Elliott J. Berv c/o R. Jay Gerken, CFA Legg Mason & Co., LLC (“Legg Mason”) 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1943	Trustee	Since 1989	President and Chief Executive Officer, Catalyst (consulting) (since 1984); Formerly, Chief Executive Officer, Rocket City Enterprises (media) (from 2000 to 2005); Formerly, Chief Executive Officer, Landmark City (real estate development) (from 2001 to 2004); Formerly, Executive Vice President, DigiGym Systems (personal fitness systems) (from 2001 to 2004); Formerly, Chief Executive Officer, Motorcity USA (Motorsport Racing) (from 2004 to 2005)	64

Board Member, American Identity

Corp. (doing business as Morpheus Technologies) (biometric information management) (since 2001); Director, Lapoint Industries (industrial filter company) (since 2002); Director, Alzheimer’s Association (New England Chapter)

(since 1998)

A. Benton Cocanougher c/o R. Jay Gerken, CFA Legg Mason 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1938	Trustee	Since 1991	Dean Emeritus and Professor, Texas A&M University (since 2004); Formerly, Interim Chancellor, Texas A&M University System (from 2003 to 2004); Formerly, Special Advisor to the President, Texas A&M University (from 2002 to 2003)	64	None

Jane F. Dasher c/o R. Jay Gerken, CFA Legg Mason 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1949	Trustee	Since 1999	Chief Financial Officer, Korsant Partners, LLC (a family investment company)	64	None

48         Legg Mason Partners Core Plus Bond Fund

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
Mark T. Finn c/o R. Jay Gerken, CFA Legg Mason 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1943	Trustee	Since 1989	Adjunct Professor, College of William & Mary (since 2002); Principal/Member Balvan Partners (investment management) (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988)	64	None

Rainer Greeven c/o R. Jay Gerken, CFA Legg Mason 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1936	Trustee	Since 1994	Attorney, Rainer Greeven PC; President and Director, 62nd Street East Corporation (real estate) (since 2002)	64	None

Stephen R. Gross c/o R. Jay Gerken, CFA Legg Mason 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1947	Trustee	Since 1986	Chairman, HLB Gross Collins, PC (accounting and consulting firm) (since 1979); Treasurer, Coventry Limited, Inc. (Senior Living Facilities) (since 1985); Formerly, Managing Director, Fountainhead Ventures, LLC (technology accelerator) (from 1998 to 2003); Formerly, Partner, Capital investment Advisory Partners (leverage buyout consulting) (from 2000 to 2002); Formerly, Secretary, Carint N.A. (manufacturing) (from 1998 to 2002)	64	Director, Andersen Calhoun (assisted living) (since 1987); Formerly, Director, United Telesis, Inc. (telecommunications) (from 1997 to 2002); Formerly, Director ebank Financial Services, Inc. (from 1999 to 2004)

Richard E. Hanson, Jr. c/o R. Jay Gerken, CFA Legg Mason 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1941	Trustee	Since 1985	Retired; Formerly, Headmaster, The New Atlanta Jewish Community High School, Atlanta, Georgia (from 1996 to 2000)	64	None

Diana R. Harrington c/o R. Jay Gerken, CFA Legg Mason 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1940	Trustee	Since 1992	Professor, Badson College (since 1992)	64	None

Legg Mason Partners Core Plus Bond Fund         49

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
Susan M. Heilbron c/o R. Jay Gerken, CFA Legg Mason 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1945	Trustee	Since 1994	Independent Consultant (since 2001)	64	None

Susan B. Kerley c/o R. Jay Gerken, CFA Legg Mason 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1951	Trustee	Since 1992	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)	64	Chairperson and Independent Board Member of Eclipse Fund, Inc. and Eclipse Funds (which trade as Mainstay Funds) (currently supervises 16 investment companies in the fund complex) (since 1991)

Alan G. Merten c/o R. Jay Gerken, CFA Legg Mason 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1941	Trustee	Since 1990	President, George Mason University (since 1996)	64

Director of Cardinal Financial Corporation (since November 2006); Trustee, First Potomac Realty Trust (since 2005); Formerly, Director, Xybernaut Corporation (information technology) (from 2004 to 2006); Formerly Director, Digital Net Holdings, Inc. (from 2003 to 2004);

Formerly, Director,

Comshare, Inc. (information technology)

(from 1985 to 2003)

R. Richardson Pettit c/o R. Jay Gerken, CFA Legg Mason 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1942	Trustee	Since 1990	Formerly, Duncan Professor of Finance, University of Houston (from 1977 to 2006)	64	None

50         Legg Mason Partners Core Plus Bond Fund

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
Interested Trustee:
R. Jay Gerken, CFA*** Legg Mason 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1951	Chairman, President and Chief Executive Officer	Since 2002	Managing Director of Legg Mason; Chairman of the Board and Trustee/Director of 150 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and its affiliates; Chairman, President and Chief Executive Officer of LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason and its affiliates; Formerly Chairman President and Chief Executive Officer of Travelers Investment Adviser, Inc. (“TIA”) (2002 to 2005)	133	Trustee, Consulting Group Capital Markets Funds (2002-2006).

Officers:
Frances M. Guggino Legg Mason 125 Broad Street, 10th Floor New York, NY 10004 Birth Year: 1957	Chief Financial Officer and Treasurer	Since 2004	Director of Legg Mason; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason; Formerly Controller of certain mutual funds associated with Legg Mason (from 1999 to 2004)	N/A	N/A
Ted P. Becker Legg Mason 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1951	Chief Compliance Officer	Since 2006	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance at Legg Mason, or its predecessors (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason, LMPFA and certain affiliates (since 2006); Managing Director of Compliance at Legg Mason or its predecessor (from 2002 to 2005); Prior to 2002, Managing Director — Internal Audit & Risk Review at Citigroup, Inc.

Legg Mason Partners Core Plus Bond Fund         51

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
John Chiota Legg Mason 300 First Stamford Place 4th Floor Stamford, CT 06902 Birth Year: 1968	Chief Anti-Money Laundering Compliance Officer	Since 2006	Vice President of Legg Mason or its predecessor (since 2004); Chief Anti-Money Laundering Compliance Officer with certain mutual funds associated with Legg Mason or its affiliates (since 2006); Prior to August 2004, Chief AML Compliance Officer with TD Waterhouse	N/A	N/A
David Castano Legg Mason 125 Broad Street 10th Floor New York, NY 10004 Birth Year: 1971	Controller	Since 2007	Controller of certain mutual funds associated with Legg Mason (since 2007); Formerly, Assistant Treasurer of Lord Abbett mutual funds (from 2004 to 2006); Supervisor at UBS Global Asset Management (from 2003 to 2004); Accounting Manager at Citigroup Asset Management (prior to 2003)	N/A	N/A
Matthew Plastina Legg Mason 125 Broad Street 10th Floor New York, NY 10004 Birth Year: 1970	Controller	Since 2007	Assistant Vice President of Legg Mason or its predecessor (since 1999); Controller of certain mutual funds associated with Legg Mason (since 2007); Formerly, Assistant Controller of certain mutual funds associated with Legg Mason (from 2002 to 2007)	N/A	N/A
Robert I. Frenkel Legg Mason 300 First Stamford Place 4th Floor Stamford, CT 06902 Birth Year: 1954	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessors (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); Formerly, Secretary of CFM (from 2001 to 2004)	N/A	N/A

*	Each Trustee and officer serves until his or her successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

**	Indicates the earliest year in which the Trustee became a Board Member for a Fund in the Legg Mason Partners Fund complex.

***	Mr. Gerken is an “interested person” of the Fund as defined in the 1940 Act, because Mr. Gerken is an officer of LMPFA and of certain of its affiliates.

52         Legg Mason Partners Core Plus Bond Fund

Important Tax Information (unaudited)

12.66% of the net investment income distributions paid monthly by the Fund from August 2006 to December 2006 was attributable to interest from Federal Obligations. Additionally none of the net investment income distributions paid monthly by the Fund from January 2007 to July 2007 was attributable to interest from Federal Obligations.

The law varies in each state as to whether and what percentage of dividend income attributable to Federal Obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

Please retain this information for your records.

Legg Mason Partners Core Plus Bond Fund         53

Legg Mason Partners Core Plus Bond Fund

TRUSTEES

Elliot J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

R. Jay Gerken , CFA
Chairman

Rainer Greeven

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

INVESTMENT MANAGER

Legg Mason Partners Fund Advisor, LLC

SUBADVISERS

Western Asset Management Company

Western Asset Management Company Limited

DISTRIBUTORS

Citigroup Global Markets Inc.

Legg Mason Investor
Services, LLC

CUSTODIAN

State Street Bank and Trust Company

TRANSFER AGENT

PFPC Inc.

4400 Computer Drive

Westborough, Massachusetts 01581

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

345 Park Avenue

New York, New York 10154

This report is submitted for the general information of the shareholders of Legg Mason Partners Core Plus Bond Fund but it may also be used as sales literature when preceded or accompanied by the current prospectus.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/InvestorServices

©2007 Legg Mason

Investor Services, LLC

Member FINRA, SIPC

FD01181 9/07	SR07-408

Legg Mason Partners Core Plus Bond Fund

The Fund is a separate investment series of the Legg Mason Partners Income Trust, a Maryland business trust.

LEGG MASON PARTNERS CORE PLUS BOND FUND

Legg Mason Partners Funds

125 Broad Street

10th Floor, MF-2

New York, New York 10004

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call Legg Mason Partners Shareholder Services at 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.leggmason.com/InvestorServices and (3) on the SEC’s website at www.sec.gov.

ITEM 2. CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen R. Gross the Chairman of the Board’s Audit Committee and Jane F. Dasher, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Gross and Ms. Dasher as the Audit Committee’s financial experts. Mr. Gross and Ms. Dasher are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending July 31, 2006 and July 31, 2007 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $257,200 in 2006 and $169,800 in 2007.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in 2006 and $28,171 in 2007. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for the Legg Mason Partners Funds and for the audit procedures performed in connection with the Tender Options Bonds.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Income Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to July 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $0 in 2006 and $31,600 in 2007. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements, other than the services reported in paragraphs (a) through (c) of this Item for the Legg Mason Partners Income Trust were $0 in 2006 and $8,800 in 2007. These services consisted of procedures performed in connection with the mergers of the Legg Mason Partners Funds for the following dates: December 1, 2006, February 2, 2007, March 2, 2007 and March 16, 2007.

All Other Fees. There were no other non-audit services rendered by the Auditor to Smith Barney Fund Management LLC (“SBFM”), and any entity controlling, controlled by or under common control with SBFM that provided ongoing services to Legg Mason Partners Income Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc. or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee July implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes July impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services July not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Investment Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 0% for 2006 and 2007; Tax Fees were 100% and 0% for 2006 and 2007; and Other Fees were 100% and 0% for 2006 and 2007.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Income Trust and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Legg Mason Partners Income Trust during the reporting period were $0 in 2007.

(h) Yes. Legg Mason Partners Income Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Income Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULES OF INVESTMENTS.

Included herein under Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 10. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 11. EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Income Trust

By:	/s/ R. Jay Gerken
R. Jay Gerken Chief Executive Officer of
Legg Mason Partners Income Trust

Date: October 4, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Income Trust

Date: October 4, 2007

By:	/s/ Frances M. Guggino
(Frances M. Guggino)
Chief Financial Officer of
Legg Mason Partners Income Trust

Date: October 4, 2007